                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                                                 August 22, 1996

To Our Stockholders:

    You are cordially invited to attend the 1996 Annual Meeting of Stockholders, which will be held in the auditorium of the Children's Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota, on Monday, September 30, 1996, at 11:00 a.m. Central Daylight Time. All holders of the Company's outstanding common stock as of August 1, 1996 are entitled to vote at the Annual Meeting.

    Time will be set aside for discussion of each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement. A current report on the business operations of the Company will be presented at the meeting and stockholders will have an opportunity to ask questions. We plan to adjourn the meeting at approximately 12:15 p.m., but members of senior management will remain to answer any additional questions you may have. Also, a report of the Annual Meeting will be included in the mid-year report that is mailed to all stockholders in January.

    WE HOPE YOU WILL BE ABLE TO ATTEND THE ANNUAL MEETING. IF YOU NEED SPECIAL ASSISTANCE AT THE MEETING BECAUSE OF A DISABILITY, PLEASE CONTACT THE SECRETARY OF THE COMPANY AT THE ADDRESS ABOVE. WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO MAKE CERTAIN THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING.

                                          Sincerely,

                                          /s/ STEPHEN W. SANGER

                                          Stephen W. Sanger
                                          Chairman of the Board and
                                          Chief Executive Officer

                              GENERAL MILLS, INC.

- - ------------------------------------------------------------

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 30, 1996
- - --------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of General Mills, Inc. will be held on Monday, September 30, 1996, at 11:00 a.m., Central Daylight Savings Time, in the auditorium of the Children's Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota, for the following purposes:

1.  To elect 12 directors;

2. To approve the selection of KPMG Peat Marwick LLP to audit the consolidated financial statements of General Mills, Inc. for the fiscal year beginning May 27, 1996;

3. To consider and act upon the General Mills, Inc. Stock Option and Long-Term Incentive Plan of 1993, as amended, for the purpose of meeting certain Internal Revenue Code provisions;

4. To consider and act upon the General Mills, Inc. Executive Incentive Plan, as amended, for the purpose of meeting certain Internal Revenue Code provisions;

5. To consider and act on the General Mills, Inc. 1996 Compensation Plan for Non-Employee Directors;

6. If presented, to consider and act upon one stockholder proposal relating to cumulative voting; and

7. To act upon any other business that may properly be brought before the meeting.

The close of business on August 1, 1996 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,
                                          SIRI S. MARSHALL
                                          Secretary

August 22, 1996

                              GENERAL MILLS, INC.
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           MONDAY, SEPTEMBER 30, 1996

VOTING PROCEDURES

This Proxy Statement is being sent beginning on August 22, 1996, to all holders of the common stock (the "Common Stock") of General Mills, Inc., P.O. Box 1113, Minneapolis, MN 55440 (the "Company") entitled to vote at the Annual Meeting of Stockholders on September 30, 1996, in order to furnish information relating to the business to be transacted. Stockholders of record at the close of business on August 1, 1996 are entitled to vote at the meeting. As of that date, there were 157,157,501 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote. The 46,995,831 shares of Common Stock held in the Company's treasury will not be voted.

    A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States or Canada.

    You have three choices on each matter to be voted upon at the Annual Meeting. For the election of directors, by checking the appropriate box on your proxy card you may: (i) vote for all of the director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees you identify on the appropriate line. See "General Information" under Item No. 1. Concerning the other items, by checking the appropriate box you may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and withdrawing the proxy. You may also be represented by another person present at the meeting through executing a form of proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the meeting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted FOR (i) the election of all directors as nominated; (ii) the approval of the selection of KPMG Peat Marwick LLP as independent auditors; (iii) the General Mills, Inc. Stock Option and Long-Term Incentive Plan of 1993, as amended; (iv) the General Mills, Inc. Executive Incentive Plan, as amended; and (v) the adoption of the General Mills, Inc. 1996 Compensation Plan for Non-Employee Directors; and AGAINST the stockholder proposal relating to cumulative voting. The approval of KPMG Peat Marwick LLP as independent auditors and approval of the stockholder proposal related to cumulative voting each require the affirmative vote of a majority of the shares represented and entitled to vote at the meeting. The affirmative vote of the holders of two-thirds of the Common Stock present or represented and voting at the Annual Meeting is required for approval or adoption of the compensation plans. Abstentions and broker non-votes will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any specific matter will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained, and therefore will have no effect on the outcome of the vote on any such matter.

    The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. The Company has engaged Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders at a fee of $10,500 plus reimbursement of its out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the

Company without additional compensation, as well as by employees of Georgeson & Company Inc. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common Stock.

    A copy of the 1996 Annual Report to Stockholders, which includes the consolidated financial statements of the Company for the fiscal year ended May 26, 1996, was mailed on or about August 17, 1996 to all stockholders entitled to vote at the Annual Meeting. If upon receipt of your proxy material you have not received the Annual Report, please call 1-800-245-5703 and a copy will be forwarded to you.

    Shares of Common Stock credited to the accounts of participants in the Company's dividend reinvestment plan (including the employee payroll deduction stock purchase plan) have been added to such persons' other holdings on their proxy cards. If a stockholder is a participant in the Company's Voluntary Investment Plan ("VIP") and shares of Common Stock have been allocated to such person's VIP account, the proxy also serves as voting instructions to the VIP trustee. The VIP trustee also votes allocated shares of Common Stock for which it has not received direction, as well as unallocated shares held by the trustee, in the same proportion as directed shares are voted.

CERTAIN OWNERS OF COMMON STOCK

State Street Bank and Trust Company, Boston, Massachusetts, has advised the Company that as of June 30, 1996, it held 8,783,229 shares of Common Stock (5.54% of the then outstanding Common Stock) and (i) 6,462,263 shares were held in its capacity as trustee of the VIP and 2,320,966 shares were held in its capacity as trustee for various personal trust accounts, other employee benefit plans and index accounts; and (ii) it had sole power to vote 1,509,545 of such shares, shared voting power on 7,092,284 shares, sole dispositive power on 1,532,724 shares and shared dispositive power on 7,250,505 shares. The Company knows of no other holder with more than five percent of the outstanding Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, all reports were filed on a timely basis except that one report of a sale of shares by Edward K. Bixby was inadvertently filed late.

                                   ITEM NO. 1

                             ELECTION OF DIRECTORS

GENERAL INFORMATION

Directors will hold office until the next Annual Meeting and until their successors are duly chosen and qualify, or until their earlier resignation or removal. The Board of Directors has inquired of each nominee and has ascertained that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event the shares represented by the proxy cards returned will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card.

    The Board of Directors has a tenure policy that non-employee directors serve on the Board for no more than 15 years after first election, subject to retirement at age 70 or at the end of five years from such director's normal retirement from his or her principal organization, whichever comes first. In accordance with this policy, George Putnam, a director of the Company since 1981, is retiring from the Board and is not standing for re-election.

BOARD COMPENSATION AND BENEFITS

Employee directors do not receive additional compensation for serving on the Board of Directors. As of February 1996, non-employee directors receive an annual retainer of $35,000 plus $1,000 for each Board and committee meeting attended. Under the current Compensation Plan for Non-Employee Directors, non-employee directors may elect to receive all or a portion of their remuneration on a quarterly basis: (i) in cash; (ii) in cash deferred until the director retires, with such amounts earning interest; or (iii) in Common Stock with a market value equal to the remuneration due. In 1996 L. D. DeSimone, M. D. Rose and C. A. Wurtele elected to receive all of their remuneration in Common Stock; W. T. Esrey, G. Putnam and D. A. Terrell received cash payments; R. M. Bressler and J. R. Hope deferred cash payments; A. M. Spence received 25% in Common Stock, 15% in cash and 60% in deferred cash and K. A. Macke received 50% in Common Stock and 50% in cash. Under the existing Stock Plan for Non-Employee Directors, each such director received a stock option grant for 2,500 shares upon first election to the Board and an annual grant of restricted stock, which for fiscal 1996 was 486 shares of restricted stock. The restrictions lapse at the later of the next year's annual meeting date or the director's termination of service on the Board. The current Compensation Plan for Non-Employee Directors and Stock Plan for Non-Employee Directors are proposed to be replaced with a new 1996 Compensation Plan for Non-Employee Directors, as described in Item No. 5 (See pages 12-14). The Retirement Plan for Non-Employee Directors has been terminated and, assuming stockholder approval, accrued pension benefits under that plan to existing non-employee directors will be replaced by a one-time grant of restricted stock units under the proposed 1996 Compensation Plan for Non-Employee Directors.

    The Compensation Committee of the Board of Directors has adopted stock ownership guidelines for non-employee directors, pursuant to which non-employee directors are expected to build and maintain Company stockholdings to equal in market value at least five times the annual cash retainer. Newer directors, having not yet achieved this five times retainer guideline, are expected to retain all Company stock or stock units that the non-employee director receives as compensation for Board service, net of stock or stock units equal in value to the taxes paid on such compensation.

    As part of its overall program to promote charitable giving, the Company has established a directors' planned gift program funded by life insurance policies on all directors. Upon the death of an individual director, the Company will donate $1 million to one or more qualifying charitable organizations recommended by the individual director and the Company will be reimbursed by life insurance proceeds. Individual directors derive no financial benefit from this program since all charitable deductions accrue solely to the Company. The program does not result in any material cost to the Company. The Company also pays the premiums on directors' and officers' liability and travel accident insurance policies covering the directors.

COMMITTEES OF THE BOARD

During the fiscal year ended May 26, 1996, the Board of Directors met six times and various committees of the Board met a total of ten times. Attendance at Board meetings and all committee meetings averaged 96%. Each director attended more than 75% of the Board meetings and the meetings of Board committees on which the director served.

    AUDIT COMMITTEE. The Audit Committee consists of six non-employee directors: Michael D. Rose (Chair), Richard M. Bressler, William T. Esrey, Judith Richards Hope, A. Michael Spence and C. Angus Wurtele. The Audit Committee met twice during fiscal 1996. It meets separately with representatives of the Company's independent auditors, with representatives of senior management and with the internal auditors. Subsequent to the end of fiscal 1996 an additional meeting was held to review the results of the fiscal year audit. The Committee reviews: (i) the general scope of audit coverages; (ii) the fees charged by the independent auditors; (iii) matters relating to the internal control systems; (iv) the value of goodwill and other intangibles; and (v) the expenses of senior executives.

    COMPENSATION COMMITTEE. The Compensation Committee consists of five non-employee directors: Richard M. Bressler (Chair), Livio D. DeSimone, Kenneth
A. Macke, George Putnam and

Michael D. Rose. The Compensation Committee met four times during fiscal 1996. The Committee administers the stock option and long-term incentive plans and the Executive Incentive Plan, and in this capacity it makes or recommends all option grants or awards to Company officers and executives. In addition, the Committee makes recommendations to the Board with respect to the compensation of the Chairman of the Board and approves the compensation paid to other senior executives. The Committee also recommends the establishment of policies dealing with various compensation, pension and profit-sharing plans for the Company and its subsidiaries. See pages 15-18 for its report on executive compensation.

    EXECUTIVE COMMITTEE.  The Executive Committee consists of nine directors:
Stephen W. Sanger (Chair), Richard M. Bressler, Livio D. DeSimone, William T. Esrey, Charles W. Gaillard, Kenneth A. Macke, Michael D. Rose, George Putnam and Raymond G. Viault. The Executive Committee did not meet in fiscal 1996. Pursuant to the By-Laws, the Committee has the authority to take all actions that could be taken by the full Board of Directors. It may meet between regularly scheduled meetings to take such action as is necessary for the efficient operation of the Company.

    FINANCE COMMITTEE. The Finance Committee consists of six non-employee directors: George Putnam (Chair), Livio D. DeSimone, William T. Esrey, A. Michael Spence, Dorothy A. Terrell and C. Angus Wurtele. The Finance Committee met twice during fiscal 1996. It reviews and makes recommendations relating to public offerings of debt and equity securities, major borrowing commitments and other significant financial strategies, including the dividend policy of the Company.

    NOMINATING COMMITTEE. The Nominating Committee consists of six non-employee directors: William T. Esrey (Chair), Richard M. Bressler, Judith Richards Hope, Kenneth A. Macke, Michael D. Rose and A. Michael Spence. The Nominating Committee met once during fiscal 1996. The Committee's duties include proposing a slate of directors for election by the stockholders at each annual meeting and proposing candidates to fill vacancies on the Board based on the particular qualifications it determines to be appropriate for a vacancy. It conducts research to identify suitable candidates for Board membership, and seeks individuals who will make a substantial contribution to the Company. It will consider candidates proposed by stockholders. Generally, candidates must be highly qualified and be both willing and expressly interested in serving on the Board. Candidates should represent the interests of all stockholders and not those of a special interest group. A stockholder wishing to nominate a candidate should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company.

    PUBLIC RESPONSIBILITY COMMITTEE. The Public Responsibility Committee consists of six non-employee directors: C. Angus Wurtele (Chair), Livio D. DeSimone, Judith Richards Hope, Kenneth A. Macke, George Putnam and Dorothy A. Terrell. The Public Responsibility Committee met once in fiscal 1996. The duties of the Committee are to review and make recommendations regarding the Company's policies, programs and practices in relation to public issues of significance to the Company. In addition, it reviews and makes recommendations regarding trends in the political and social environment that may affect the operations of the Company.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Set forth in the following table is the beneficial ownership of Common Stock as of July 31, 1996 for all directors as of the date of this Proxy Statement, each of the executive officers named in the Summary Compensation Table and all directors and executive officers as a group, including shares allocated to participant accounts under the VIP as of July 31, 1996. No director or executive officer owns more than 0.30% of the total outstanding shares (including exercisable options). All directors and executive officers as a group own 2.25% of the total outstanding shares (including exercisable options).

NAME                                                               SHARES (a)
- - --------------------------------------------------------------     -----------
R. M. Bressler................................................       10,260
S. R. Demeritt................................................       24,284
L. D. DeSimone................................................        7,305
W. T. Esrey...................................................        4,373
C. W. Gaillard................................................       72,273(b)
J. R. Hope....................................................        4,924
K. A. Macke...................................................        4,857
S. S. Marshall................................................       23,023

NAME                                                               SHARES (a)
- - --------------------------------------------------------------     -----------
G. Putnam.....................................................       82,916
M. D. Rose....................................................        7,062(c)
S. W. Sanger..................................................       36,716
A. M. Spence..................................................        2,474
D. A. Terrell.................................................        1,097
R. G. Viault..................................................       23,306
C. A. Wurtele.................................................       19,310
All directors and executive officers as a group...............      639,677

- - ------------------------
    (a) The amounts shown do not include the following shares that may be acquired pursuant to outstanding exercisable options: S. R. Demeritt, 217,251 shares; C. W. Gaillard, 377,333 shares; S. S. Marshall, 2,380 shares; S. W. Sanger, 342,308 shares; and all other listed persons except R.G. Viault and R. M. Bressler, 3,038 shares each; and all directors and executive officers as a group, 2,608,039 shares. (b) Included in the shares for Mr. Gaillard are 648 shares owned by members of his family, in which he disclaims any beneficial interest. (c) Included in the shares for Mr. Rose are 600 shares owned by or held in trust for members of his family, in which he disclaims any beneficial interest.

INFORMATION CONCERNING NOMINEES

              RICHARD M. BRESSLER                                Director since
              1984

              Richard M. Bressler, age 65, is the retired Chairman of the Board of El Paso Natural Gas Company. He joined Burlington Northern Inc.
              as President and Chief Execu-

              tive Officer in 1980 and retired from that position in 1990. He
  [PHOTO]     previously served as a General Mills director in 1978-79. Mr.
              Bressler is also a director of H. F. Ahmanson & Company and
              Rockwell International Corporation.
- - --------------------------------------------------------------------------------

              LIVIO D. DESIMONE                                    Director
              since 1989

              Livio D. DeSimone, age 60, is Chairman of the Board and Chief
              Executive Officer, Minnesota Mining and Manufacturing Company
              (3M). Mr. DeSimone joined 3M in
              1957 and has served in various U.S. and international capacities.
  [PHOTO] Mr. DeSimone was elected an Executive Vice President in 1981 and named Chairman and Chief Executive Officer in 1991. He is a director of 3M, Cargill, Incorporated, Dayton Hudson Corporation and Vulcan Materials Company.

- - --------------------------------------------------------------------------------

              WILLIAM T. ESREY                                     Director
              since 1989

              William T. Esrey, age 56, is Chairman and Chief Executive Officer
              of Sprint Corporation. He has been Chief Executive Officer of the company since 1985. Prior to
              joining the company in 1980 as Executive Vice President-Corporate
  [PHOTO]     Planning, he was with Dillon, Read & Co. Inc., where he served from 1970-79 as a managing director. Mr. Esrey is a director of
              Sprint, The Equitable Life Assurance Society of the United States,
              Everen Capital Corporation and Panhandle Eastern Corporation.
- - --------------------------------------------------------------------------------

              CHARLES W. GAILLARD                                 Director since
              1993

              Charles W. Gaillard, age 55, was elected President of General
              Mills, effective May 28, 1995, with responsibility for all domestic marketing divisions. He was
              previously Vice Chairman of General Mills, Inc. with
  [PHOTO]     responsibility for Big G, Consumer Food Sales and Yoplait. He
              earlier served as Chief Executive Officer of Cereal Partners
              Worldwide, a joint venture of the Company and Nestle, S.A. Mr.
              Gaillard joined General Mills in 1966 and has served in various food marketing management positions. He was elected a Senior Vice
              President in 1985 and Executive Vice President in 1989.
- - --------------------------------------------------------------------------------
              JUDITH RICHARDS HOPE                               Director since
              1989

              Judith Richards Hope, age 55, is a senior partner of the law firm of Paul, Hastings, Janofsky & Walker, Los Angeles, California and
              Washington, D.C. She has been a
              partner with the firm since 1981. Ms. Hope is a director of The
  [PHOTO]     Budd Company, Union Pacific Corporation and Zurich Reinsurance
              Center Holdings, Inc. She is also a member of the Harvard
              Corporation (The President and Fellows of Harvard College), a
              trustee of the National Housing Partnership Foundation, a trustee of the U.S. Supreme Court Historical Society and a member of the
              Council on Foreign Relations.
- - --------------------------------------------------------------------------------
              KENNETH A. MACKE                                   Director since
              1991

              Kenneth A. Macke, age 58, is the retired Chairman of the Board, Chief Executive Officer and Chairman of the Executive Committee of
              Dayton Hudson Corporation
              (DHC). He joined Dayton's as a merchandise trainee and advanced
  [PHOTO] through various management positions at Dayton's and Target. He served as President of DHC from 1981 to 1984. He was elected Chief
              Operating Officer of DHC in 1982, Chief Executive Officer in 1983,
              Chairman of the Board in 1984 and Chairman of the Executive
              Committee in 1985. He is a director of Carlson Companies, Inc.,
              First Bank System, Inc. and Unisys Corporation. He is also the general partner of Macke Partners, a private venture capital firm.

- - --------------------------------------------------------------------------------
              MICHAEL D. ROSE                                      Director
              since 1985

              Michael D. Rose, age 54, is Chairman of the Board of both Harrah's
              Entertainment, Inc. and Promus Hotel Corporation. With 18 casinos in nine U.S. States and
              New Zealand, Harrah's is the most geographically diversified
  [PHOTO]     casino company in North America. Promus hotel brands are Embassy
              Suites, Hampton Inn, Homewood Suites and Hampton Inn & Suites. The
              two corporations were created when The Promus Companies,
              Incorporated split in 1995. Rose joined Promus' predecessor company, Holiday Corporation, in 1974 and subsequently held positions at Holiday and Promus of President (1979-84 and
              1988-91), Chief Executive Officer (1981-94) and Chairman
              (1984-1995). Mr. Rose is a director of Ashland, Inc., Darden
              Restaurants, Inc. and First Tennessee National Corp.
- - --------------------------------------------------------------------------------
              STEPHEN W. SANGER                                   Director since
              1992

              Stephen W. Sanger, age 50, is Chairman and Chief Executive Officer
              of General Mills, Inc., a position to which he was elected effective May 28, 1995. Mr. Sanger
              joined the Company in 1974 and served as the head of several
  [PHOTO]     business units, including Yoplait USA and Big G. He was elected a
              Senior Vice President in 1989, an Executive Vice President in
              1991, Vice Chairman in 1992 and President in 1993. He is a
              director of Dayton Hudson Corporation and Donaldson Company, Inc.
- - --------------------------------------------------------------------------------
              A. MICHAEL SPENCE                                   Director since
              1992

              Dr. A. Michael Spence, age 52, has been Dean of the Graduate
              School of Business at Stanford University since 1990. Dean Spence served on the faculty at Harvard
              University in both the Business School and the Faculty of Arts and
  [PHOTO]     Sciences as professor of economics and business administration from 1975 to 1990. From 1984 to 1990 he served as the Dean of the
              Faculty of Arts and Sciences at Harvard. Dean Spence is a director of BankAmerica Corporation, Nike, Inc., Sun Microsystems, Inc. and
              Verifone, Inc. He is a Fellow of the Econometric Society and is
              Chairman of the National Research Council Board on Science,
              Technology and Economic Policy.
- - --------------------------------------------------------------------------------
              DOROTHY A. TERRELL                                 Director since
              1994

              Dorothy A. Terrell, age 51, is President of SunExpress, Inc. and a corporate executive officer of Sun Microsystems, Inc., positions she has held since 1991. SunEx-press is Sun's aftermarketing company dedicated to providing
  [PHOTO] information, products and services needed to enhance and expand existing network computing environments. She previously served in various management capacities at Digital Equipment Corporation from 1976 to 1991, including management of DEC's high-density interconnect and multichip module operations. Ms. Terrell is a member of the board of directors of the Massachusetts Technology
              Development Corporation, National Housing Partnership Foundation and Sears, Roebuck and Company.

- - --------------------------------------------------------------------------------
              RAYMOND G. VIAULT                          Director since February
              1996

              Raymond G. Viault, age 52, is Vice Chairman of the Company, with overall responsibility for all international operations and business development, as well as for all
              financial activities of the Company. Mr. Viault joined the Company
  [PHOTO]     in January 1996 from Philip Morris, where he had been based in
              Zurich, Switzerland, serving since 1990 as President of Kraft
              Jacobs Suchard. Mr. Viault had been with Kraft General Foods a total of 20 years, serving in a variety of major marketing and general management positions.
- - --------------------------------------------------------------------------------
              C. ANGUS WURTELE                                    Director since
              1985

              C. Angus Wurtele, age 61, is Chairman of the Board of The Valspar
              Corporation. Mr. Wurtele joined Minnesota Paints, Inc. (which later merged with Valspar) as a Vice President in 1962. He was named Executive Vice President of
  [PHOTO] Minnesota Paints in 1965 and President and Chief Executive Officer later that year. In 1970, Mr. Wurtele became President and Chief
              Executive Officer of Valspar. Mr. Wurtele has held his present position as Chairman since 1973 and served as Chief Executive
              Officer from 1970 through 1995. Mr. Wurtele is a director of Bemis
              Company, Donaldson Company, IDS Mutual Funds Group, as well as the
              National Paint & Coatings Association. He is a member of the
              Advisory Council of the Graduate School of Business of Stanford
              University, the American Business Conference and the Minnesota
              Business Partnership.

- - ------------------------

    THESE TWELVE (12) PERSONS WILL BE PLACED IN NOMINATION FOR ELECTION TO THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THE PROXY CARDS RETURNED WILL BE VOTED FOR THE ELECTION OF THESE NOMINEES UNLESS OTHERWISE SPECIFIED.

                                   ITEM NO. 2

              APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Stockholders are asked to consider and approve the appointment of KPMG Peat Marwick LLP ("KPMG"), an independent certified public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year beginning May 27, 1996. KPMG has audited the books of the Company since 1928. During fiscal 1996, KPMG provided General Mills with audit and other services, with fees totaling approximately $3,200,000. Representatives of the firm will attend the Annual Meeting and have the opportunity to make a statement if they desire, and will also be available to answer questions.

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS AND YOUR PROXY WILL BE SO VOTED UNLESS OTHERWISE SPECIFIED.

                                   ITEM NO. 3

         STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF 1993, AS AMENDED

Stockholders are asked to consider and vote upon a proposal to approve the Stock Option and Long-Term Incentive Plan of 1993 (the "1993 Plan") as amended. On June 24, 1996, the Board of Directors adopted the 1993 Plan, as amended, and recommended it for stockholder approval. The 1993 Plan was originally adopted and approved by stockholders with a 93.7% favorable vote to help attract and retain competitively superior employees and to promote long-term growth and profitability by further aligning employee and stockholder interests.

    The amendments to the 1993 Plan do not materially change the basic terms of the 1993 Plan or increase the number of shares authorized to be granted. Stockholder approval of the 1993 Plan with these amendments is required to ensure that certain awards granted under the 1993 Plan will be fully tax deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    The amendments to the 1993 Plan are as follows:

    (1) A cap of 10% of the authorized shares is imposed on the number of stock options awarded to any single participant under the 1993 Plan. The purpose of this amendment and the approval of the 1993 Plan by the stockholders at this time is to ensure the tax deductibility of certain awards granted under the 1993 Plan by qualifying such awards as "performance-based" compensation within the meaning of the Code. In 1993, the Code was amended to deny the tax deductibility of compensation paid to the five most highly-compensated executive officers to the extent that such compensation exceeds $1 million in any one year for any such officer, unless such compensation qualifies as "performance-based" compensation under the tax rules; and

    (2) Changes are made to conform the 1993 Plan to the updated language used in the 1995 Salary Replacement Stock Option Plan, approved by the stockholders in September 1995. These changes conform the definition of change of control and the language governing adjustments in the event of stock splits or other corporate events.

                   SUMMARY OF EXISTING TERMS OF THE 1993 PLAN

The summary of the principal features of the 1993 Plan that follows is subject to the specific provisions contained in the official text set forth in Appendix A to this Proxy Statement.

    COMMON STOCK AND AWARDS UNDER THE 1993 PLAN. The number of shares of Common Stock for which stock options, restricted stock and restricted stock units (applicable to employees of foreign operations only) (collectively, "Awards") may be granted under the 1993 Plan is 12,000,000, of which 4,000,000 are made available as a result of the Company's stock repurchases. Awards may be made under the 1993 Plan until October 1, 1998. All employees with three or more years of service with the Company, and other employees as expressly approved by the Compensation Committee of the Board (the "Committee"), are eligible to receive awards under the 1993 Plan. Awards granted to the Company's executive officers in fiscal 1996 under the 1993 Plan are shown on the table at page 20.

    In the event of a stock split or stock dividend, reorganization or other similar event affecting the price of Common Stock, the number of shares subject to the 1993 Plan, the number of shares then subject to Awards and the price per share payable on exercise of stock options may be appropriately adjusted by the Committee.

    STOCK OPTIONS. The term of the stock options granted under the 1993 Plan may not exceed ten years plus one month after the date of grant, and may be for shorter periods at the discretion of the Committee. Options terminate three months after termination of employment except in the event of the participant's death or retirement. A stock option may be exercised at such times as may be established by the Committee at the time of grant, provided that (except as specifically provided in the

1993 Plan) no stock option may become exercisable less than five years from the date of grant. The Committee may set the purchase price for a stock option at not less than 100 percent of the fair market value of the Common Stock at the grant date.

    Outstanding stock options become fully exercisable for one year following a "Change of Control" (as defined in Section 12 of the 1993 Plan) and, if a participant is terminated within two years after such an event, such participant's outstanding stock options at the date of termination will become fully exercisable for six months.

    A stock option may only be exercised upon full payment to the Company of the option price (i) in cash; (ii) through the delivery of shares of Common Stock owned by the participant; or (iii) by a combination of cash and Common Stock. The Common Stock so delivered will have a value for determining payment equal to the mean of the high and low price of the Common Stock on the New York Stock Exchange on the exercise date.

    RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The 1993 Plan authorizes the Committee to make awards of restricted stock to any employees or restricted stock units ("RSU's") to employees of foreign operations, to determine the number of shares to be awarded (subject to the aggregate limitation of 4% of the total shares authorized under the 1993 Plan for all Awards), and to establish the length of the restricted period (provided that no such period shall be less than three years), the purchase price, if any, to be paid by the participant, and whether any other restrictions will be imposed. Regular dividends are paid on restricted stock and dividend equivalents are paid with respect to the RSU's. Restricted stock and RSU's may vest (in whole or on a pro-rata basis) prior to the completion of the restricted period in the event of retirement, death, "Change of Control" or certain terminations of employment, as described in the 1993 Plan.

    TAX CONSEQUENCES. Stock option grants under the 1993 Plan are non-qualified stock options governed by Code Section 83. Generally, no federal income tax is payable by a participant upon the grant of a stock option. Under current tax law, if a participant exercises a non-qualified stock option, he or she will be taxed on the difference between the fair market value of the Common Stock on the exercise date and the option price. The Company will be entitled to a corresponding deduction on its income tax return. Participants are responsible for the payment of all federal, state and local withholding taxes in respect of the exercise of a stock option or vesting of another Award, and to the extent permitted by law and Committee rules, participants may authorize the Company to withhold shares to be issued from a restricted stock award (provided the number of shares to be issued equals or exceeds 500) or stock option exercise in satisfaction of the withholding obligation.

    AWARDS. Awards of stock options under the 1993 Plan in fiscal 1996 to the five most highly compensated executive officers are set forth on the table on page 21. No restricted stock or RSU's were granted in fiscal 1996 under the 1993 Plan to the five most highly compensated executive officers. Awards were made to the following groups during fiscal 1996 under the 1993 Plan:

                                                        STOCK
                                                       OPTIONS        RESTRICTED STOCK              RSU'S
                                                     -----------  ------------------------  ----------------------
                                                          #           #            $            #           $
                                                     -----------  ---------  -------------  ---------  -----------
All current executive officers, as a group.........      837,654      4,250  $     222,859          0      N/A

All employees who are not executive officers, as a
 group.............................................    2,005,796    109,676  $   6,240,758      5,436  $   311,918

    ADMINISTRATION. The 1993 Plan is administered by the Committee. The Board of Directors may terminate, modify or amend the 1993 Plan provided that no such modification without the approval of the stockholders shall: (i) materially increase the number of shares which may be issued under the 1993 Plan; (ii) materially increase the benefits accruing to participants under the 1993 Plan; or (iii) materially modify the requirements as to eligibility for participating in the 1993 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF 1993 AS AMENDED AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 4

         AMENDMENTS TO THE GENERAL MILLS, INC. EXECUTIVE INCENTIVE PLAN

The stockholders are asked to consider and vote upon a proposal to approve the General Mills, Inc. Executive Incentive Plan (the "EIP") as amended. On June 24, 1996, the Board of Directors approved the EIP, as amended, and recommended it for stockholder approval. The purpose of the EIP is to provide financial rewards to key executives in recognition of their individual contributions to the success of the Company.

    The amendments to the EIP do not change the type of awards made under the Plan or materially change the basic terms of the EIP. Stockholder approval of the EIP, as amended, is required to ensure that certain awards granted under the EIP will be fully tax deductible pursuant to Section 162(m) of the Code.

    The amendments to the EIP are as follows:

    (1) A requirement is added that the Compensation Committee of the Board (the "Committee") establish a maximum amount of Eligible Base Salary Earnings to be considered in calculating Base Cash Awards for the Top Five Officers, a Target Incentive Percent for the Top Five Officers and a rating schedule for the Corporate Rating based upon earnings per share and return on capital performance. The purpose of this amendment is to ensure the tax deductibility of certain awards granted under the EIP to the five most highly-compensated officers by qualifying such awards as "performance-based" compensation under the Code, see page 9 and

    (2) Changes are made to conform the EIP to the updated language used in the 1995 Salary Replacement Stock Option Plan, approved by the stockholders in September 1995. These changes conform the definition of change of control and the language governing adjustments in the event of stock splits or other corporate events.

                      SUMMARY OF EXISTING TERMS OF THE EIP

A summary of the principal features of the awards under the EIP is found in the Committee report on page 16 and the full text of the EIP is found in Appendix B. The following discussion of the EIP is subject to the specific provisions set forth in Appendix B.

    Awards under the EIP have been made pursuant to the terms of a stockholder resolution originally adopted in 1933, and amended in 1957 and 1968 by the stockholders (the "1933 resolution"). The 1933 resolution authorizes payment of annual incentive awards to officers and employees subject to a maximum amount set by formula for any one fiscal year. The formula provides an aggregate outside limit of 5% of the Company's earnings before tax (excluding extraordinary items), after adjusting such earnings by adding back any deductions for covered incentive awards actually accrued during such fiscal year; provided that such amount cannot be greater than 10% of the amount by which such earnings as adjusted exceed 10% of the Company's total stockholders' equity as of the beginning of such fiscal year.

    Each active key management employee is eligible to receive an annual award under the EIP. Participants are those persons holding positions which most significantly affect operating results and provide the greatest opportunity to contribute to current earnings and the future success of the Company. The size of a participant's base cash incentive award will not exceed the amount determined by the following formula:

       (Eligible Base Salary Earnings) x (Target Incentive Percent) x (Individual Performance Rating) x (Corporate/Unit Composite Rating) = (Base Cash Award)

    EIP participants are also eligible for awards of restricted stock or restricted stock units ("RSU's") with a value equal to 25% of the participant's cash incentive award subject to the participant depositing personally owned shares (see page 16). Participation in the EIP and all awards to executive officers are determined by the Committee, which also administers the plan.

    Subject to the terms and conditions of the EIP, the Committee may prescribe, amend and rescind rules and regulations relating to the EIP; however, no amendment, modification or termination which would affect accrued benefits may occur after a "Change of Control" (as defined in Part V of the EIP) without the written consent of a majority of the participants determined as of the day before such "Change in Control." All restricted stock and restricted stock units vest and would be delivered to the participant in the event of a "Change in Control."

    AWARDS. Awards under the EIP in fiscal 1996 to the five most highly compensated executive officers are set forth on the Summary Compensation Table on page 20. Awards were made to the following groups during fiscal 1996 under the EIP:

                                                           BONUS         RESTRICTED STOCK             RSU'S
                                                       -------------  ----------------------  ----------------------
                                                             $            #           $           #           $
                                                       -------------  ---------  -----------  ---------  -----------
All current executive officers, as a group...........  $   5,009,640     16,290  $   934,720      1,814  $   104,087

All employees who are not executive officers, as a
 group...............................................  $   3,352,080     12,384  $   710,594      1,198  $    68,741

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE EXECUTIVE INCENTIVE PLAN AS AMENDED AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 5

                 GENERAL MILLS, INC. 1996 COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

The stockholders are asked to consider and vote upon a proposal to adopt the General Mills, Inc. 1996 Compensation Plan for Non-Employee Directors (the "Directors' Plan"). On June 24, 1996, the Board of Directors adopted the Directors' Plan, subject to stockholder approval. The Directors' Plan is intended to replace the General Mills, Inc. Retirement Plan for Non-Employee Directors, which was terminated in February 1996, as well as the presently existing General Mills, Inc. Compensation Plan for Non-Employee Directors and the General Mills, Inc. Stock Plan for Non-Employee Directors.

    The purpose of the Directors' Plan is to provide a compensation program that will attract and retain qualified individuals not employed by the Company to serve as directors and to further align the interests of non-employee directors with those of the stockholders by providing that a portion of their compensation will be linked directly to increases in stockholder value.

    Participation in the Directors' Plan is limited to members of the Board of Directors who are not employees of the Company or any of its subsidiaries. The effective date of the Directors' Plan will be September 30, 1996. The Directors' Plan will terminate on September 30, 2001, unless earlier terminated by the Board of Directors.

    The summary of the principal features of the Directors' Plan that follows is subject to the specific provisions in the official text as set forth in Appendix C to this Proxy Statement.

    ANNUAL RETAINER AND MEETING FEES. The Directors' Plan provides that each non-employee director will receive compensation in the form of an annual retainer and meeting fees for serving on the Board. (See "Board Compensation and Benefits" on page 3). Each non-employee director may elect to receive some or all of this amount in the form of cash, deferred cash and/or Common Stock.

    AUTHORIZED SHARES. The Directors' Plan authorizes 250,000 shares of Common Stock to be issued pursuant to its provisions. Awards of stock options, restricted stock and restricted stock units will be subject to an appropriate adjustment in the event of an action which may otherwise cause a dilution or enlargement of the rights of the non-employee directors under the plan.

    STOCK OPTIONS. The Directors' Plan provides that each non-employee director will be granted a non-qualified option to purchase 2,500 shares of Common Stock on the effective date of the Directors' Plan (or, if a non-employee director is first elected after the effective date of the Directors' Plan, on the date the non-employee director is first elected) and on each successive annual stockholders' meeting date. The per share price to be paid by the non-employee director at the time an option is exercised shall be the mean of the high and the low price of the Common Stock on the New York Stock Exchange on the date of the grant. Each option will vest and become exercisable on the next annual meeting date and will expire ten years from the date of the grant. Payment of the exercise price may be made in cash, Common Stock or a combination thereof.

    RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Directors' Plan also provides that, on the effective date of the Plan (or, if a non-employee director is first elected after the effective date of the Directors' Plan, on the date the non-employee director is first elected) and on the close of business on each successive annual stockholders' meeting date, each non-employee director may elect to receive either (i) an award of five hundred (500) shares of restricted stock ("Restricted Stock"), or (ii) an award of five hundred units representing the deferred right to receive Common Stock ("RSU's"). Neither Restricted Stock nor RSU's may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the next annual meeting date and such award will be forfeited to the Company if the non-employee director terminates service on the Board prior to the next annual meeting date. Upon election to receive RSU's, each non-employee director may elect to have his or her award distributed in a single allotment or in substantially equal annual installments over a period of ten years from the January 1 following the year in which the participant ceases to be a director. Each participant awarded RSU's will receive, on the date or dates elected, one share of Common Stock for each RSU awarded. Quarterly, prior to the issuance of Common Stock for RSU's awarded under the Directors' Plan, the Company will pay to each participant holding RSU's an amount equal to the dividends and other distributions paid by the Company during the prior quarter on an equivalent number of shares of Common Stock.

    TRANSITION BENEFITS. The General Mills, Inc. Retirement Plan for Non-Employee Directors (the "Retirement Plan") was terminated in February, 1996. Non-employee directors who accrued rights under the Retirement Plan will receive a one time grant of RSU's representing the deferred right to receive Common Stock equal in value to the present value of the non-employee director's accrued benefit as of September 30, 1996 under the Retirement Plan. The value of each RSU shall be deemed equal to the mean of the high and the low price of the Common Stock on the New York Stock Exchange on that date. It is estimated that approximately 21,000 RSU's representing 21,000 shares of Common Stock will be utilized for this purpose. Common Stock issued in connection with RSU's granted pursuant to this transition benefit will be distributed commencing on the director's retirement from the Board on the date or dates of distribution elected by the participant or, in the absence of an election, in ten substantially equal annual installments on the January 1 of each year following the year in which the non-employee director ceases to be a director. Each participant awarded RSU's will receive one share of Common Stock for each RSU awarded and dividend equivalents shall be paid quarterly.

    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS. The stock options granted under the Directors' Plan will be non-qualified options under Section 83 of the Code. The grant of options will not result in taxable income to the director or a tax deduction for the Company. The exercise of an option will result in taxable ordinary income to the director and a corresponding deduction to the Company, in each case equal to the difference between the fair market value of the shares on the date the option was granted and their fair market value on the date the option was exercised. Participants are responsible for the payment of all federal, state and local taxes in respect of awards under the Directors' Plan.

    CHANGE OF CONTROL. Stock options granted under the Directors' Plan will become exercisable, restrictions on the Restricted Stock will lapse and Common Stock will be immediately distributed in respect of RSU's awarded upon the occurrence of a "Change in Control" as defined in Part IV of the

Directors' Plan. In addition, a trust has been established to hold assets of the Company as a reserve for the discharge of certain obligations of the Company's under the Directors' Plan in the case of such a "Change in Control."

    ADMINISTRATION. The Directors' Plan will be administered by the Compensation Committee (the "Committee") of the Board. The Committee will have full power to interpret the Directors' Plan, formulate additional details and regulations for carrying out the Directors' Plan and amend or modify the Directors' Plan as from time to time it deems proper and in the best interests of the Company, provided that after a "Change in Control" no amendment, modification of or action to terminate the Directors' Plan may be made which would affect compensation earned or accrued prior to such amendment, modification or termination without the written consent of a majority of participants determined as of the day before a "Change in Control."

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE GENERAL MILLS, INC. 1996 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND YOUR PROXY WILL BE SO VOTED UNLESS OTHERWISE SPECIFIED.

                                   ITEM NO. 6

                  STOCKHOLDER RESOLUTION ON CUMULATIVE VOTING

John J. Gilbert and Margaret R. Gilbert, owners of 766 shares, both of 29 East 64th Street, New York, New York 10021, who state that they are co-trustees under the will of Minnie D. Gilbert for 500 shares of Common Stock and under the will of Samuel Rosenthal for 800 shares of Common Stock, have notified the Company in writing that they intend to present the following resolution at the Annual
Meeting:

       "RESOLVED: That the stockholders of General Mills, Inc., assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

    The statement of the stockholders in support of the resolution is as follows:

    "Continued strong support along the lines we suggest were shown at the 1994 annual meeting when 20%, 3,414 owners of 23,842,590 shares, were cast in favor of this proposal. The vote against included 8,686 unmarked proxies."

    "Our former vice chairman, Mark H. Willes, left the company to go to the Times Mirror Company in Los Angeles, which has cumulative voting."

    "A California law provides that all state pension holdings and state college funds, invested in shares must be voted in favor of cumulative voting proposals, showing increasing recognition of the importance of this democratic means of electing directors."

    "The National Bank Act provides for cumulative voting. In many cases companies get around it by forming holding companies without cumulative voting. Banking authorities have the right to request the capability of directors to be on banking boards. In many cases authorities come in after and say the director or directors were not qualified. We were delighted to see the SEC has finally taken action to prevent bad directors from being on public companies. The SEC should have hearings to prevent such persons becoming directors before they harm investors."

    "We think cumulative voting is the answer to find new directors for various committees. Some recommendations have been made to carry out the CERES 10 points. The 11th should be, in our opinion, having cumulative voting and ending staggered boards.

    "Many successful corporations have cumulative voting. For example, Penzoil defeated Texaco in that famous case. Ingersoll-Rand also having cumulative voting won two awards. FORTUNE magazine ranked it second in its industry as 'America's Most Admired Corporations' and the WALL STREET TRANSCRIPT noted 'on almost any criteria used to evaluate management, Ingersoll-Rand excels.' In 1994 and 1995 they raised their dividend."

    "Lockheed-Martin, as well as VWR Corporation now have a provision that if anyone has 40% of the shares cumulative voting applies, it applies at the latter company."

    "In 1995 American Premier adopted cumulative voting. Allegheny Power System tried to take away cumulative voting, as well as put in a stagger system, and stockholders defeated it, showing stockholders are interested in their rights."

    "If you agree, please mark your proxy for; otherwise, it is automatically cast against it, unless you have marked to abstain."

    RESOLVED, THAT THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THE STOCKHOLDER RESOLUTION ON CUMULATIVE VOTING FOR THE FOLLOWING REASONS:

The Board of Directors continues to believe that in order to be effective, each member must feel a responsibility to represent all stockholders. Cumulative voting is undesirable because it is directed toward the election of one or more directors by a special group of stockholders. Directors so elected might be principally concerned with representing and acting in the interest of the special group that elected them rather than in the interest of the stockholders as a whole. Cumulative voting also introduces the possibility of partisanship among Board members which could destroy the ability of the Board to work together. These factors could operate to the disadvantage of the Company and its stockholders.

    The present method of electing directors, where each director is elected by majority vote of the stockholders as a whole, permits the directors to administer the affairs of the Company for the benefit of all stockholders. We believe that each director should serve on the Board only if the majority of the stockholders elect the director to hold that position.

    An examination of the past performance and the achievements of the management team selected by the Board of Directors supports the present method of electing the Board, and the Board of Directors is confident that this method will continue to work as successfully in the future as it has in the past, for the benefit of all stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 OTHER BUSINESS

The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is in this Proxy Statement. In the event that any other business requiring a stockholder vote is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors (see pages 3-4). The Committee is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs. The Committee annually evaluates General Mills' corporate performance, actual compensation and share ownership compared with large consumer products companies, as well as a broader group of leading industrial companies.

    The compensation programs of the Company are based on performance. Base salaries are generally lower than comparable companies in the consumer products business sector, coupled with a highly leveraged incentive system that will pay more with good performance and less with below par performance. The Committee and management believe that broad and deep employee stock ownership effectively motivates the building of stockholder wealth and aligns the interests of employees with those of the stockholders. The Committee has set specific stock ownership objectives for key management employees and established programs that encourage all employees to have some ownership interest in the Company.

EXECUTIVE INCENTIVE PLAN DESCRIPTION

Awards under the Executive Incentive Plan ("EIP") are made annually to key management employees and are based on the following factors: corporate performance, business unit performance and personal performance. The corporate performance rating is based on the Company's percentage growth in earnings per share over the prior year and its return on capital. The Committee believes that these two factors are the primary determinants of share price over time. For historical performance on these two measures, please refer to the inside front cover of the 1996 Annual Report. Business unit ratings are based primarily on profit performance while market share performance, new product development, workplace diversity progress and other factors are also considered. Personal ratings are based on each executive's accomplishments versus agreed upon annual objectives and include such qualitative factors as the quality of the strategic plan, progress in organizational and management development, as well as industry, public affairs and civic involvement.

    Corporate and business unit ratings can range from 0 to 1.80 with top quartile performance represented by a 1.50 or higher rating. Personal ratings can range from 0 to 1.50. For senior executive officers, the participant's target incentive rate (a percentage of base salary that increases for positions of greater responsibility within the Company) is multiplied both by the individual's performance rating and by the corporate rating to determine the cash incentive award. Both business unit and personal ratings are heavily dependent on the achievement of financial objectives.

    Under the stock matching provisions of the EIP each participant may deposit with the Company shares of Common Stock having a value equal to 25% of the participant's cash incentive award. The Company issues one share of restricted Common Stock for each share that the participant originally deposits. The restricted shares vest 50% at three years and 50% at six years, provided the participant's shares remain on deposit with the Company. A participant may elect to receive the dividends paid on all stock held in the participant's account or reinvest such dividends in Common Stock. Shares granted under the EIP are included in the Summary Compensation Table on page 20 under the "Restricted Stock Awards" heading. Cash incentive awards under the EIP are included in that table under the "Bonus" heading.

    Receipt of cash incentive awards under the EIP may be deferred to a subsequent date or to retirement. Participants age 55 or older may elect not to participate in the stock matching provisions of the EIP and to receive an additional cash award equal to 15% of the cash incentive award, or they may participate on a partial basis, depositing shares having a value of 5%, 10% or 15% of the cash incentive award, receiving in those circumstances 12%, 9% or 6%, respectively, as an additional cash award. A participant under age 55 who elects not to deposit shares does not receive an additional cash award.

PERFORMANCE EVALUATION

The Committee meets without the Chief Executive Officer to evaluate his performance and reports on that evaluation to the independent directors of the Board.

    In view of the strong results for fiscal 1996, the Committee determined that the corporate rating should be 1.80 on a scale of 0 to 1.80 and that the personal performance rating for the Chief Executive Officer should be 1.50 on a scale of 0 to 1.50. Personal performance ratings for other executive officers were also at or near the top of the scale for fiscal 1996. These performance ratings were based on earnings per share growth before unusual items of 28% and return on capital before unusual items of 28.7% in fiscal 1996. The incentive payments made to the five reporting officers are described in the

Summary Compensation Table on page 20. Four of the five reporting officers listed in the table elected to receive a stock option grant in lieu of a merit increase in fiscal 1996. The fifth was not eligible for this grant in fiscal 1996.

STOCK OWNERSHIP PROGRAMS

The stockholders approved the Stock Option and Long-Term Incentive Plan in 1993 (the "1993 Plan") and the 1995 Salary Replacement Stock Option Plan in 1995 with favorable votes of 93.7% and 91.3% respectively. The table on page 21 summarizes the options granted in fiscal 1996 to all employees and to the top five executive officers. Included in the totals are options granted under three different programs: regular stock options, deposit stock options, and options in lieu of a merit increase in base salary.

    Regular stock options are granted to the named officers and other employees based on their potential impact on corporate results (i.e. the person's level of responsibility in the organization) and on their individual performance. A total of 9,501 employees were granted options on 4,127,602 shares under that program in fiscal 1996. The size of regular stock option grants to the Chief Executive Officer and other executive officers is periodically reviewed against option grants made by other large consumer products companies to their CEO and other senior executives. The Company's option grants rank in size above the median range of option grants made by the comparative organizations, because of (i) the payment of generally lower base salaries (described above), and (ii) the Company's emphasis on employee stock ownership and reliance on option grants as the fundamental means of long-term incentive compensation, both of which are intended to maximize personal performance of Company managers and align their interests with shareholders.

    The deposit stock option program was introduced in 1987 to encourage increased stock ownership. The size of this option grant (number of shares times the fair market value of the Common Stock on the date of grant) is equal to the executive's prior year incentive award. For the option to become fully exercisable, the optionee must place on deposit with the Company one share of owned Common Stock for every two option shares granted and leave the shares on deposit until five years from the grant date.

    The salary replacement option program enables an executive to receive stock options as an alternative to eligibility for a merit increase. A total of 774 employees participated in this program in fiscal 1996. The size of an executive officer's merit increase is determined on the basis of his or her accomplishments against pre-established annual goals and reflected in the individual performance rating discussed above. The size of the option grant is based on the estimated present value of the merit increase and pay-related benefits (e.g. annual incentive, savings plan match, pension, etc.) foregone over the term of the option and the present value of the projected stock option value, assuming an 8.0% annual growth rate in the Common Stock.

PERFORMANCE UNITS

The Company discontinued granting performance units in 1993. Some vested performance units that were granted under the 1984 and 1988 plans remain outstanding. Performance units are payable in cash and an optionee may withdraw them as an alternative to the exercise of regular stock options. The exercise of an option or withdrawal of the corresponding performance units cancels the other on a one-for-one basis. As of August 1, 1996, only the 1991 and 1992 performance units had a value in excess of the value of the stock option available for exercise as an alternative to the performance units.

RESTRICTED STOCK

The 1993 Plan authorizes the Committee to make awards to selected employees of restricted stock or restricted stock units (for employees of foreign operations) of up to 4% of the shares authorized under the plan, and in that connection to determine the number of shares to be awarded, the length of the restricted period, the purchase price, if any, to be paid by the participant, and whether any other restrictions will be imposed in respect of such awards.

    The majority of restricted shares have been and will be granted as part of the stock matching program for participants in the Company's management incentive plans (not including the executive officers of the Company whose restricted stock awards are issued under the EIP, described above), requiring the participant to place on deposit one share of Common Stock owned for each share of restricted stock awarded. The size of each restricted stock award in these programs is equal in value to 15% of the participant's regular cash incentive award.

SUMMARY

The Committee is satisfied that the compensation and long-term incentive plans provided to the executive officers of the Company are structured and operated so as to create strong linkage and alignment with the long-term best interests of the Company and its stockholders.

                        COMPENSATION COMMITTEE

                        Richard M. Bressler, Chair
                        Livio D. DeSimone
                        Kenneth A. Macke
                        George Putnam
                        Michael D. Rose

                          TOTAL RETURN TO STOCKHOLDERS

Set forth below are line graphs comparing the annual percentage in cumulative total shareholder return for holders of General Mills Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Food Index.

           COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN
               GENERAL MILLS COMMON STOCK IN MAY 1990 VS. S&P 500
                             AND S&P FOOD INDICES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN INDEX  GENERAL MILLS    S&P FOOD    S&P 500
May 91                         100         100        100
May 92                         112         106        114
May 93                         118         111        127
May 94                         102         110        132
May 95                         117         135        156
May 96                         141         165        207

           COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN GENERAL MILLS COMMON STOCK FROM MAY 1995 THROUGH MAY 1996 VS. S&P 500
                              AND S&P FOOD INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN INDEX  GENERAL MILLS    S&P FOOD    S&P 500
May-95                         100         100        100
May-96                         121         123        133

    On May 28, 1995, the Company spun off its restaurant operations (as Darden Restaurants, Inc.) to its stockholders. The lower chart is presented to show the Company's performance solely as a consumer foods company since the date of the restaurant spin-off.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                                   --------------------------------
                              ANNUAL COMPENSATION                                               AWARDS
- - --------------------------------------------------------------------------------   --------------------------------
                                                                                      RESTRICTED
                                                                    OTHER ANNUAL        STOCK                          ALL OTHER
           NAME AND                     SALARY          BONUS       COMPENSATION       AWARD(S)          OPTIONS      COMPENSATION
      PRINCIPAL POSITION        YEAR      ($)            ($)            ($)             ($)(1)             (#)           ($)(2)
- - ------------------------------  ----  -----------   -------------   ------------   ----------------   -------------   ------------
S. W. SANGER                    1996      600,000    810,000          --               202,551         224,800           33,699
 Chairman of the Board and      1995      472,917          0          --               --              124,811(3)        12,997
 Chief Executive Officer        1994      398,125    147,700          --                36,908         285,482(3)        19,595

C. W. GAILLARD                  1996      475,000    707,940          --                     0         129,196           28,712
 President                      1995      364,792     72,000          --                17,967         108,375(3)        98,040
                                1994      304,587    231,923          --                57,975         131,245(3)       103,742

R. G. VIAULT                    1996      189,423    437,300(4)                      1,304,553(5)      100,000            8,333
 Vice Chairman                  1995      --           --             --               --                --              --
                                1994      --           --             --               --                --              --

S. R. DEMERITT                  1996      290,344    236,100         14,663(6)          58,987          44,806          163,166
 Executive Vice President       1995      254,188    183,000         23,119(6)          37,170          40,622(3)        72,033
                                1994      246,667     89,000         23,009(6)          22,210          34,105(3)        99,651

S. S. MARSHALL                  1996      250,000    353,100(7)                         63,233          39,542            7,343
 Senior Vice President,         1995      146,795    296,800(7)       --             1,272,779(8)       27,540(3)             0
 General Counsel, Secretary     1994      --           --             --                                                      0

- - ------------------------
(1) The amounts in this column reflect the value of the restricted stock or RSU's awarded annually under the EIP, except as described in notes (5) and
    (8). Recipients must deposit with the Company one personally-owned share of Common Stock for each share of restricted stock awarded. The restricted shares vest 50% at three years and 50% at six years, provided the participant's shares remain on deposit until the end of the restricted period. Regular dividends are paid on the restricted shares. Restricted stock under the EIP vests in the event of a change in control. At the end of fiscal 1996, the number and value of the aggregate restricted stockholdings for the named officers were:

                S. W. Sanger               4,050 shares     $  235,659
                C. W. Gaillard                    5,761     $  335,218
                R. G. Viault                     23,033     $1,340,233
                S. R. Demeritt                    3,245     $  188,818
                S. S. Marshall                   20,762     $1,208,089

(2) The amounts for all officers, other than Mr. Gaillard and Mr. Demeritt, are the Company's contributions or allocations relating to defined contribution (savings) plans (tax-qualified and supplemental) on behalf of the named officers. The amounts for Mr. Gaillard also include $85,586 in 1994 relating to his overseas assignment with Cereal Partners Worldwide which ended January 1, 1994. The amounts for Mr. Demeritt also include $139,234 in 1996, $57,926 in 1995 and $88,997 in 1994 relating to his foreign assignments in Canada and Cereal Partners Worldwide.

(3) The number and exercise price of these stock options were adjusted for the Darden Restaurants, Inc. distribution to Company stockholders effective May 28, 1995, pursuant to the terms of the applicable plans, to preserve the value of the benefits granted under such plans as a result of the distribution.

(4) Mr. Viault became an employee of the Company effective January 15, 1996. This amount includes a hiring bonus of $200,000.

(5) This amount includes the value of Company restricted stock granted to Mr. Viault to compensate him for restricted stock, non-vested stock option gains and other compensation forfeited as a result of leaving his prior employer. The restricted stock vests in 1997.

(6) This amount represents the "above-market" portion of the earnings on deferred compensation credited and paid to Mr. Demeritt each year based on the three-year performance of the Canada Foods division. Under the Company's Deferred Compensation Plan, election of such a crediting rate was available only to eligible key managers with respect to the business operation for which they are responsible. This program is no longer offered.

(7) Ms. Marshall became a Company employee effective October 31, 1994. The fiscal 1996 amount includes a deferred hiring bonus of $100,000; the fiscal 1995 amount includes a hiring bonus of $150,000.

(8) This amount includes the value of Company restricted stock granted to Ms. Marshall to compensate her for restricted stock, non-vested stock options and pension benefits lost as a result of leaving her former employer.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF
                                                                                          STOCK PRICE APPRECIATION
                           INDIVIDUAL GRANTS (1)                                           FOR OPTION TERM ($)(2)
- - ----------------------------------------------------------------------------   -----------------------------------------------
                                       % OF TOTAL
                                        OPTIONS
                                       GRANTED TO
                          OPTIONS      EMPLOYEES     EXERCISE
                          GRANTED      IN FISCAL       PRICE      EXPIRATION     0%
         NAME               (#)           YEAR       ($/SHARE)       DATE      ($)(3)        5% ($)              10% ($)
- - ----------------------  ------------   ----------   -----------   ----------   ------   -----------------   ------------------
Sanger                    200,000(4)     4.85%        52.44         7/26/05      0          6,662,659           16,923,383
                           24,800(5)     0.60%        52.31        10/18/05      0            824,122            2,093,297

Gaillard                  100,000(4)     2.42%        52.44         7/26/05      0          3,331,330            8,461,691
                           27,900(5)     0.68%        52.31        10/18/05      0            927,137            2,354,959
                            1,296(6)     0.03%        55.56         1/11/06      0             45,743              116,188

Viault                    100,000(7)     2.42%        54.06         2/15/06      0          3,434,242            8,723,094

Demeritt                   25,000(4)     0.61%        52.44         7/26/05      0            832,832            2,115,423
                           16,900(5)     0.41%        52.31        10/18/05      0            561,599            1,426,481
                            2,906(6)     0.07%        55.56         1/11/06      0            102,568              260,527

Marshall                   25,000(4)     0.61%        52.44         7/26/05      0            832,832            2,115,423
                           11,900(5)     0.29%        52.31        10/18/05      0            395,445            1,004,445
                            2,642(6)     0.06%        55.56         1/11/06      0             93,250              236,859

All Stockholders               NA          NA            NA              NA      0      5,326,698,597(8)    13,530,003,040(8)

All Optionees           4,127,602         100%        52.55(9)           (9)     0        137,792,457          349,997,574

As a % of All
 Stockholders Gain             NA          NA            NA              NA      NA              2.6%                 2.6%

- - ------------------------
(1) All options are granted at the fair market value of the Common Stock on the grant date and generally expire 10 years and one month from the grant date. All options vest in the event of a change of control. Options include the right to pay the exercise price in cash or previously-acquired Common Stock and the right to have shares withheld by the Company to pay withholding tax obligations due in conjunction with the exercise.

(2) These assumed values result from certain prescribed rates of stock price appreciation. The actual value of these option grants is dependent on future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved. The Company did not use an alternative formula for a grant date valuation, as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) No gain to the optionees is possible without stock price appreciation, which will benefit all stockholders commensurately. Zero percent stock price appreciation will result in zero dollars for the optionee.

(4) This stock option grant under the 1993 Plan becomes exercisable on June 26, 2000.

(5) This option, granted under the 1990 Salary Replacement Stock Option Plan, benefits the Company by reducing the cash compensation paid to executives, with corresponding reductions in cash bonuses, lower pension accruals and similar effects on other benefits which are tied to base salary. It further increases the percentage of key employee compensation and benefits tied to stock ownership, in keeping with the Company's philosophy to more closely align stockholder and employee interests. This option becomes exercisable over a four-year period beginning on the grant date.

(6) To encourage retention of Common Stock, this deposit stock option grant under the 1993 Plan (which becomes exercisable five years from the grant date) requires the deposit of one share of owned Common Stock for every two option shares granted. The number of option shares granted is equal to the value of the executive's prior year cash incentive payment.

(7) This grant was made to Mr. Viault upon his employment as Vice Chairman and will vest five years from the grant date.

(8) "All Stockholders" value is calculated from $52.55, the weighted average exercise price for all options awarded in fiscal 1996, based on the outstanding shares of Common Stock on May 26, 1996.

(9) Exercise price shown is a weighted average of all options awarded in fiscal 1996. Options expire on various dates through the year 2006.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                        VALUE OF UNEXERCISED
                                           NUMBER OF UNEXERCISED            IN-THE-MONEY
            SHARES ACQUIRED     VALUE      OPTIONS AT 5/26/96 (#)    OPTIONS AT 5/26/96 ($)(1)
              ON EXERCISE     REALIZED   --------------------------  --------------------------
  NAME            (#)            ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - ---------  -----------------  ---------  -----------  -------------  -----------  -------------
Sanger                 0              0     298,555       654,852     6,709,555      5,710,422
Gaillard          34,030      1,193,691     333,580       381,661     7,311,301      3,354,519
Viault                 0              0           0       100,000             0        412,750
Demeritt               0              0     192,944       132,317     4,824,160        972,444
Marshall               0              0       2,390        64,702        13,988        539,510

- - ------------------------
(1) Value of unexercised options equals fair market value of the shares underlying in-the-money options at May 26, 1996 ($58.1875), less the exercise price, times the number of in-the-money options outstanding.

                        DEFINED BENEFIT RETIREMENT PLANS

                                                                             30 OR MORE
    FINAL AVERAGE      10 YEARS OF  15 YEARS OF  20 YEARS OF  25 YEARS OF     YEARS OF
EARNINGS (AS DEFINED)    SERVICE      SERVICE      SERVICE      SERVICE       SERVICE*
- - ------------------------------------------------------------------------------------------
     $   100,000        $  16,666    $  25,000    $  33,333    $  41,666      $  50,000
         300,000           50,000        5,000       10,000       25,000         50,000
         500,000           83,333       25,000       66,666       08,333         50,000
         600,000          100,000      150,000      200,000      250,000        300,000
         700,000          116,666      175,000      233,333      291,666        350,000
         800,000          133,333      200,000      266,666      333,333        400,000
         900,000          150,000      225,000      300,000      375,000        450,000
       1,000,000          166,666      250,000      333,333      416,666        500,000
       1,100,000          183,333      275,000      366,666      458,333        550,000
       1,200,000          200,000      300,000      400,000      500,000        600,000
       1,300,000          216,666      325,000      433,333      541,666        650,000
       1,400,000          233,333      350,000      466,666      583,333        700,000
       1,500,000          250,000      375,000      500,000      625,000        750,000
       1,600,000          266,666      400,000      533,333      666,666        800,000
       1,700,000          283,333      425,000      566,666      708,333        850,000

- - ------------------------
* No additional benefits accrue after 30 years of service.

The table above sets forth the pension benefits payable under the Company's Retirement Income Plan (the "RIP") to the persons named in the Summary Compensation Table, showing the estimated annual aggregate benefits payable at normal retirement (age 65) for various classifications of earnings and years of benefit service. This table is based on the maximum benefit under the RIP of 50% of Final Average Earnings for a participant with 30 years of benefit service, less 50% of the employee's projected Social Security benefit. Final Average Earnings is the average of the employee's five highest consecutive years' remuneration. Such remuneration generally equals the salary and bonus reported in the Summary Compensation Table plus the value of vested Common Stock granted under the EIP. The effects of integration with Social Security benefits have been excluded from the table, because the amount of the reduction in benefits due to integration varies depending on the participant's age at the time of retirement and changes in the Social Security laws. The table does not reflect any limitations on benefits imposed by federal law. The Company's Supplemental Retirement Plan provides for the payment of additional amounts to certain executive officers (including certain officers named in the Summary Compensation Table) so that they will receive in the aggregate, the benefits they would have been entitled to receive had federal law not imposed maximum limitations.

    The officers listed in the Summary Compensation Table are credited, respectively, with the following full years of benefit service under the RIP: S.
W. Sanger, 22 years; S. R. Demeritt, 26 years; C. W. Gaillard, 30 years; S. S. Marshall, 1 year; and R. G. Viault, 0 years.

    In addition, the Company has agreed to provide supplemental retirement benefits to R. G. Viault to compensate for the difference, if any, between the pension benefit he would have received from his previous employer's retirement plan and the benefit he receives from the combination of his previous employer's plan and the Company's plans.

CHANGE IN CONTROL ARRANGEMENTS

The Company maintains management continuity agreements with its executive officers providing for guaranteed severance payments equal to three times the annual compensation of the officer (salary plus cash incentive award) and continuation of health and similar benefits for a three-year period if the officer is terminated within two years after a change of control. These agreements also provide for a cash payment of the amount necessary to insure that the foregoing payments are not subject to reduction due to the imposition of excise taxes payable under Code Section 4999 or any similar tax.

    The Company has two nominally-funded trusts to provide for payments under its non-qualified deferred compensation plans, including the directors' compensation plan, the EIP, the management continuity agreements and the Supplemental Savings and Retirement Plans. Full funding is required in the event of a change of control.

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

Any stockholder proposal intended to be presented at the 1997 Annual Meeting and included in the Company's proxy statement must be received at the principal executive offices of the Company by the close of business on April 25, 1997. Proposals should be sent to the attention of the Secretary.

    YOUR VOTE IS IMPORTANT!

    Please sign and promptly return your proxy card in the enclosed envelope.

                                                                      APPENDIX A

                              GENERAL MILLS, INC.
         STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF 1993, AS AMENDED

1.  PURPOSE OF THE PLAN
    The purpose of the General Mills, Inc. Stock Option and Long-Term Incentive Plan of 1993 (the "Plan") is to attract and retain able employees by rewarding employees of General Mills, Inc., its subsidiaries and affiliates (defined as entities in which General Mills, Inc. owns an equity interest of 25% or more) (collectively, the "Company") who are responsible for the growth and sound development of the business of the Company, and to align the interests of all employees with those of the stockholders of the Company.

2.  EFFECTIVE DATE, DURATION AND SUMMARY OF PLAN

       A. EFFECTIVE DATE AND DURATION. This Plan shall become effective as of September 20, 1993, subject to the approval of the stockholders of the
    Company at the Annual Meeting on September 20, 1993. Awards may be made under the Plan until October 1, 1998.

       B. SUMMARY OF OPTION PROVISIONS FOR PARTICIPANTS. The stock option that will be awarded to employees under this Plan gives a right to an employee to purchase at a future date shares of General Mills, Inc. common stock at a fixed price. As an employee, you will receive an "option certificate" in your own name, which will contain the term and other conditions of the option grant. In general, each certificate will state the number of shares of General Mills that you can purchase from the Company, the price at which you can purchase the shares, and the date you can make your purchase. You will not have any taxable income when you receive the option certificate.

    The price at which you may buy the General Mills shares will be equal to the market price of the Company shares on the New York Stock Exchange as of the day the option was awarded to you. If during the period that you must hold the option certificate before you can use it, the price of General Mills stock has risen, you will make a gain on exercising the option certificate equal to the difference between the price shown on the option certificate and the market price of General Mills shares on the date you use your option to buy shares under the terms of the option certificate. This gain is taxable to you.

    You will never be obligated to buy shares of General Mills if you do not wish to do so. After the necessary holding period before you can use the certificate, you can continue to hold the option certificate as an employee for up to ten years and one month before making the decision whether or not to buy shares of General Mills. After the full term of ten years and one month, the rights under the certificate will lapse and cannot then be used by the employee.

    In general, you cannot sell or assign the option certificate to any other person, and the specific provisions which cover your rights in the option certificate are covered in the full text of the Plan.

3.  ADMINISTRATION OF THE PLAN
    The Plan shall be administered by the Compensation Committee (the "Committee"). The Committee shall be comprised solely of non-employee, independent members of the Board of Directors (the "Board") appointed in accordance with the Company's Certificate of Incorporation. Subject to the provisions of Section 14, the Committee shall have authority to adopt rules and regulations for carrying out the purpose of the Plan, select the employees to whom Awards will be made ("Participants"), determine the number of shares to be awarded and the other terms and conditions of Awards in accordance with the Plan provisions and interpret, construe and implement the provisions of the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), so permits, without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the 1934 Act (or any successor provisions) provided by Rule 16b-3, the Committee may delegate its duties under the Plan in whole or in part, on such terms and conditions, to the Chief Executive Officer and to other senior officers of the Company; provided further, that only the Committee may select and make other decisions as to Awards to Participants who are subject to Section 16 of the 1934 Act and to other executives of the Company. The Committee (or its permitted delegate) may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to any Award under the Plan in the manner and to the extent it deems necessary. Decisions of the Committee (or its permitted delegate) shall be final, conclusive and binding upon all parties, including the Company, stockholders and Participants.

4.  COMMON STOCK SUBJECT TO THE PLAN
    The shares of common stock of the Company ($.10 par value) ("Common Stock") to be issued upon exercise of a Stock Option, awarded as Restricted Stock, or issued upon expiration of the restricted period for Restricted Stock Units, may be made available from the authorized but unissued Common Stock, shares of Common Stock held in the Company's treasury, or Common Stock purchased by the Company on the open market or otherwise. Approval of the Plan by the stockholders of the Company shall constitute authorization to use such shares for the Plan.

    The Committee, in its discretion, may require as a condition to the grant of Stock Options, Restricted Stock or Restricted Stock Units (collectively, "Awards"), the deposit of Common Stock owned by the Participant receiving such grant, and the forfeiture of such Awards, if such deposit is not made or maintained during the required holding period or the applicable restricted period. Such shares of deposited Common Stock may not be otherwise sold, pledged or disposed of during the applicable holding period or restricted period. The Committee may also determine whether any shares issued upon exercise of a Stock Option shall be restricted in any manner.

    Subject to the provisions of the next succeeding paragraph, the maximum aggregate number of shares of Common Stock authorized under the Plan for which Awards may be granted under the Plan is 8,000,000; provided that if during the term of the Plan the Company repurchases shares of Common Stock, on the open market or otherwise and in compliance with the rules and regulations of the Securities and Exchange Commission, additional Awards may be granted equal to the number of shares repurchased, subject that no more than 4,000,000 additional shares of Common Stock shall be authorized for Awards hereunder; and provided further that the total number of shares of Common Stock that shall be available for Restricted Stock and Restricted Stock Unit Awards under the Plan shall be limited to 4% of the total shares authorized for Award hereunder. The number of shares of Common Stock subject to Stock Options granted under this Plan to any one Participant shall not exceed 10% of the total number of shares of Common Stock which may be issued under this Plan. Upon the expiration, forfeiture, termination or cancellation, in whole or in part, of unexercised Stock Options, or forfeiture of Restricted Stock or Restricted Stock Units, the shares of Common Stock subject thereto shall again be available for Awards under the Plan.

    In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock subject to the Plan, (ii) the number of shares of Common Stock subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Option and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, that the number of shares of Common Stock subject to any Award shall always be a whole number.

5.  ELIGIBLE PERSONS
    Only persons who are employees of the Company and, except as expressly approved by the Committee, having three or more years of service, shall be eligible to receive Awards under the Plan ("Participants"). No Award shall be made to any member of the Committee or any other non-employee director of the Company.

6.  PURCHASE PRICE OF STOCK OPTIONS
    The purchase price for each share of Common Stock issuable under a Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the date of grant. "Fair Market Value" as used in the Plan shall equal the mean of the high and low price of the Common Stock on the New York Stock Exchange on the applicable date.

7.  STOCK OPTION TERM AND TYPE
    The term of any Stock Option as determined by the Committee shall not exceed 10 years and one month from the date of grant and shall expire as of the close of business on the last day of the designated term, unless terminated earlier under the provisions of the Plan. Stock Option grants under the Plan shall be Non-Qualified Stock Options governed by section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

8.  EXERCISE OF STOCK OPTIONS
    Except as provided in Sections 12 and 13 (Change of Control and Termination of Employment), each Stock Option may be exercised only after five years of the Participant's continued employment with the Company.

    An optionee exercising a Stock Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 4:30 P.M. CST/CDT on the day of exercise, which must be a business day at the executive offices of the Company. At the time of purchase, the Participant shall tender the full purchase price of the shares purchased. Until such payment has been made and a certificate or certificates for the shares purchased has been issued in the Participant's name, the Participant shall possess no stockholder rights with respect to such shares. Payment of such purchase price shall be made to the Company, subject to any applicable rule or regulation adopted by the
Committee:

        (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

        (ii) through the delivery of shares of Common Stock owned by the Participant; or

       (iii) by a combination of (i) and (ii) above.

    For determining the amount of the payment, Common Stock delivered pursuant to (ii) or (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.

9.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS
    With respect to Awards of Restricted Stock and Restricted Stock Units, the Committee shall:

        (i) select Participants to whom Awards will be made, provided that Restricted Stock Units may only be awarded to those employees of the Company who are employed in a country other than the United States;

        (ii) determine the number of shares of Restricted Stock or the number of Restricted Stock Units to be awarded;

       (iii) determine the length of the restricted period, which shall be no less than three years;

       (iv) determine the purchase price, if any, to be paid by the Participant for Restricted Stock or Restricted Stock Units; and

        (v) determine any restrictions other than those set forth in this
    Section 9.

    Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of stock certificates, and may be held in escrow.

    Subject to the restrictions set forth in this Section 9, each Participant who receives Restricted Stock shall have all rights as a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions.

    Each Participant who receives Restricted Stock Units shall be eligible to receive, at the expiration of the applicable restricted period, one share of Common Stock for each Restricted Stock Unit awarded, and the Company shall issue to and register in the name of each such Participant a certificate for that number of shares of Common Stock. Participants who receive Restricted Stock Units shall have no rights as stockholders with respect to such Restricted Stock Units until such time as share certificates for Common Stock are issued to the Participants; provided, however, that quarterly during the applicable restricted period for all Restricted Stock Units awarded hereunder, the

Company shall pay to each such Participant an amount equal to the sum of all dividends and other distributions paid by the Company during the prior quarter on that equivalent number of shares of Common Stock.

    Subject to the provisions of Section 12, for awards of Restricted Stock or Restricted Stock Units which have a deposit requirement, a Participant will be eligible to vest only in those shares of Restricted Stock or Restricted Stock Units for which personally-owned shares are on deposit with the Company as of the date the Participant's employment with the Company terminates.

10. NON-TRANSFERABILITY
    Except as otherwise provided in Section 9, no shares of Restricted Stock and no Restricted Stock Units shall be sold, exchanged, transferred, pledged, or otherwise disposed of during the restricted period. No Stock Options granted under this Plan shall be transferable by a Participant otherwise than (i) by the Participant's last will and testament or (ii) by the applicable laws of descent and distribution, and such Stock Options shall be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative. Other than as set forth herein, no Award under the Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

11. WITHHOLDING TAXES
    It shall be a condition to the obligation of the Company to deliver shares upon the exercise of a Stock Option, the vesting of Restricted Stock or Restricted Stock Units and the corresponding issuance of shares of unrestricted Common Stock, that the Participant pay to the Company cash in an amount equal to all federal, state, local and foreign withholding taxes required to be collected in respect thereof.

    Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, a Participant may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares of Common Stock to be issued, all or a portion of such number of shares as shall be sufficient to satisfy the withholding obligation, provided that in the case of the vesting of Restricted Stock or Restricted Stock Units, the number of shares of Common Stock to be issued equals or exceeds 500.

12. CHANGE OF CONTROL
    Each outstanding Option shall become immediately and fully exercisable for a period of one (1) year following the date of the following occurrences, each constituting a "Change of Control":

        (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
    (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Voting Securities; or

        (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

    After such one (1) year period the normal option exercise provisions of the Plan shall govern. In the event an Optionee is terminated as an employee of the Company or a Subsidiary within two (2) years of any of the events specified in
(a), (b), (c) or (d), all outstanding Options at that date of termination shall become immediately exercisable for a period of six (6) months, subject to the provisions of Section 7.

    With respect to Stock Option grants outstanding as of the date of any such Change of Control which require the deposit of owned Common Stock as a condition to obtaining rights: (a) said deposit requirement shall be terminated as of the date of the Change of Control and any such deposited stock shall be promptly returned to the Participant; and (b) any restrictions on the sale of shares issued in respect of any such Stock Option shall lapse.

    In the event of a Change of Control, a Participant shall vest in all shares of Restricted Stock and Restricted Stock Units, effective as of the date of such Change of Control, and any deposited shares of Common Stock shall be promptly returned to the Participant.

13. TERMINATION OF EMPLOYMENT

       A. TERMINATION OF EMPLOYMENT. If the Participant's employment by the Company terminates for any reason other than as specified herein or in subsections B, C or D, the Participant's Stock Options shall terminate 3 months after such termination and all shares of Restricted Stock and all Restricted Stock Units which are subject to restriction as of said termination date shall be forfeited by the Participant to the Company. In the event a Participant's employment with the Company is terminated for the convenience of the Company, as determined by the Committee, the Committee, in its sole discretion, may vest such Participant in all or any portion of outstanding Stock Options (which shall become exercisable) and/or shares of Restricted Stock or Restricted Stock Units awarded to such Participant, effective as of the date of such termination and if, at the time of such termination the sum of the Participant's age and service with the Company equals or exceeds 70, the Committee, in its sole discretion, may also extend the period during which such

    Participant's outstanding Stock Options, except those granted to Participants who are subject to Section 16 of the 1934 Act, may be exercised until the expiration of the Stock Options in accordance with their original terms.

       B. DEATH. If a Participant should die while employed by the Company, any Stock Option previously granted under this Plan may be exercised by the person designated in such Participant's last will and testament or, in the absence of such designation, by the Participant's estate, to the full extent that such Stock Option could have been exercised by such Participant immediately prior to death. Further, with respect to outstanding Stock Option grants which, as of the date of death, are not yet exercisable, any such option grant shall vest and become exercisable in a pro-rata amount, based on the full months of employment completed during the full vesting period of the Stock Option from the date of grant to the date of death.

    With respect to Stock Option grants which require the deposit of owned Common Stock as a condition to obtaining exercise rights, in the event a Participant should die while employed by the Company, said Stock Options may be exercised as provided in the first paragraph of this Section 13B, subject to the following special conditions:

        (i) any restrictions on the sale of shares issued in respect of any such Stock Option shall cease; and

        (ii) any owned Common Stock deposited by the Participant pursuant to said grant shall be promptly returned to the person designated in such Participant's last will and testament or, in the absence of such designation, to the Participant's estate, and all requirements regarding deposit by the Participant shall be terminated.

    A Participant who dies during any applicable restricted period shall vest in a proportionate number of shares of Restricted Stock or Restricted Stock Units, effective as of the date of death. Such proportionate vesting shall be pro-rata, based on the number of full months of employment completed during the restricted period prior to the date of death, as a percentage of the applicable restricted period.

       C. RETIREMENT. The Committee shall determine, at the time of grant, the treatment of the Stock Option upon the retirement of the Participant.
    Unless other terms are specified in the original Stock Option grant, if the termination of employment is due to a Participant's retirement on or after age 55, the Participant may exercise a Stock Option, subject to the original terms and conditions of the Stock Option, including any Stock Option granted under the Plan prior to such retirement. With respect to Stock Option grants which require the deposit of owned Common Stock as a condition to obtaining rights, any restrictions on the sale of shares issued in respect of any such Stock Option shall lapse at the date of any such retirement.

    A Participant who retires on or after the date he or she attains age 65 shall fully vest in all shares of Restricted Stock or Restricted Stock Units, effective as of the date of retirement (unless any such award specifically provides otherwise).

    A Participant who takes early retirement (after age 55, but prior to age 65) during any applicable restricted period may elect either of the following alternatives with respect to Restricted Stock or Restricted Stock Units (unless any such award specifically provides otherwise):

        (a) Leave owned shares on deposit with the Company and vest in all shares of Restricted Stock or Restricted Stock Units, effective as of the earlier of the date the Participant attains age 65 or the termination date of the applicable restricted period; or

        (b) Withdraw owned shares and vest in a proportionate number of shares of Restricted Stock or Restricted Stock Units, effective as of the date the shares on deposit are withdrawn. Such proportionate vesting shall be pro-rata, based on the number of full months of employment completed during the restricted period prior to the date of early retirement, as a percentage of the applicable restricted period.

       D. SPIN-OFFS. If the termination of employment is due to the cessation, transfer, or spin-off of a complete line of business of the Company, the
    Committee, in its sole discretion, shall determine the treatment of all outstanding Awards under the Plan.

14. AMENDMENTS OF THE PLAN
    The Plan may be terminated, modified, or amended by the Board of Directors of the Company. The Committee may from time to time prescribe, amend and rescind rules and regulations relating to the Plan. Subject to the approval of the Board of Directors, the Committee may at any time terminate, modify, or suspend the operation of the Plan, provided that no action shall be taken by the Board of Directors or the Committee without the approval of the stockholders of the Company which would:

        (i) materially increase the number of shares which may be issued under the Plan;

        (ii) materially increase the benefits accruing to Participants under the Plan; or

       (iii) materially modify the requirements as to eligibility for participating in the Plan.

    The Board of Directors shall have authority to cause the Company to take any action related to the Plan which may be required to comply with the provisions of the Securities Act of 1933, as amended, the 1934 Act, and the rules and regulations prescribed by the Securities and Exchange Commission. Any such action shall be at the expense of the Company.

    No termination, modification, suspension, or amendment of the Plan shall alter or impair the rights of any Participant pursuant to a prior Award without the consent of the Participant. There is no obligation for uniformity of treatment of Participants under the Plan.

15. FOREIGN JURISDICTIONS
    The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of any foreign jurisdiction, to employees of the Company who are subject to such laws and who receive Awards under the Plan.

16. NOTICE
    All notices to the Company regarding the Plan shall be in writing, effective as of actual receipt by the Company, and shall be sent to:

                        General Mills, Inc.
                        Number One General Mills Boulevard
                        Minneapolis, Minnesota 55426
                        Attention: Corporate Compensation

As Amended through June 24, 1996

                                                                      APPENDIX B

                              GENERAL MILLS, INC.
                      EXECUTIVE INCENTIVE PLAN, AS AMENDED

                                     PART I
                               GENERAL PROVISIONS

A.  OBJECTIVE OF THE PLAN
    It is the intent of General Mills, Inc. (the "Company") to provide financial rewards to key executives in recognition of individual contributions to the success of the Company under the provisions of this Executive Incentive Plan (the "Plan").

    Participant awards shall be based on the comparative impact of the position to the overall corporate results as measured by the position level, salary of the participant, and the degree to which the individual contributes to division/subsidiary and corporate results.

B.  ELIGIBILITY
    Any active key management employee of the Company or any of its subsidiaries, including such members of the Board of Directors (the "Board") and the Chairman of the Board (the "Chairman") as are actively employed by the Company or its subsidiaries, shall be eligible to participate in the Plan. Eligibility shall not carry any rights to participation nor to any fixed awards under the Plan.

    Employees on a commission basis, those who are members of any other Company incentive compensation plan, except the Stock Option and Long-Term Incentive Plans of General Mills, Inc., and persons acting in a consulting capacity shall not be eligible.

C.  PARTICIPATION
    Within 90 days after the beginning of each fiscal year of the Company (the "Plan Year"), management shall recommend from those eligible a list of proposed participants in the Plan, and the Compensation Committee of the Board (the "Committee") shall determine the participants for the current Plan Year. Participants shall be those persons holding positions which most significantly affect operating results and provide the greatest opportunity to contribute to current earnings and the future success of the Company. During the year, by action of the Committee, other participants may be added because of promotion or for other reasons warranting their inclusion, or participants may be removed from active participation because of demotion or other reasons warranting their exclusion.

                                    PART II
                                BASE CASH AWARDS

    The size of a participant's base cash incentive award ("Base Cash Award") under this Plan shall not exceed the amount determined by the following formula:
       (Eligible Base Salary Earnings) x (Target Incentive Percent) x (Individual Performance Rating) x (Corporate/Unit Composite Rating) = (Base Cash Award)

A.  ELIGIBLE BASE SALARY EARNINGS
    The Eligible Base Salary Earnings is the total amount of regular base pay actually paid to a Plan participant during the portion of the year the participant is covered by the Plan. Within 90 days after the beginning of the Plan Year, the Committee shall establish in writing the maximum amount of Eligible Base Salary Earnings to be considered in computing Base Cash Awards for the Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer (the "Top Five Officers"). Base Cash Awards for the Top Five Officers shall be determined using the lesser of (1) the maximum amount or (2) actual Eligible Base Salary Earnings.

B.  TARGET INCENTIVE PERCENT
    The Target Incentive Percent for all participants other than the Top Five Officers shall be determined by the Senior Vice President, Personnel using the following guidelines:

        1. For participants in evaluated jobs, the Target Incentive Percent will be determined based on job level at the time participation in the Plan commences. Persons transferred to a higher or lower job level during a Plan Year will have their Target Incentive Percent revised as of the effective date of the change in position.

        2. For participants in unevaluated jobs, the Target Incentive Percent shall be established in a manner consistent with the Target Incentive Percent established for evaluated jobs.

        3. The Target Incentive Percent for the Top Five Officers shall be established in writing by the Committee within 90 days after the beginning of each Plan Year.

C.  INDIVIDUAL PERFORMANCE RATING
    Individual performance for the Plan Year will be determined as follows:

        1. At the beginning of each Plan Year, each participant will develop written objectives for the year which are directly related to specific job accountabilities.

        2. The individual objectives will be reviewed with each participant's manager for acceptance and will become the primary basis for establishing the Individual Performance Rating for the year. For the Chief Executive Officer, such objectives will be reviewed and approved by the Committee. Within 90 days after the beginning of each Plan Year, the Committee shall establish the maximum Individual Performance Rating for participants, which shall not exceed 1.50.

        3. Near the end of each Plan Year, each participant will submit to his or her manager, a Summary of Accomplishments related to individual performance during the year. Based on this information and other information related to individual performance or job accountabilities, the manager will assign an individual rating from the following range:

 .0 - .49   Unsatisfactory
 .50 - .89   Improvement Needed
 .90 - 1.19  Satisfactory
  1.20 -
   1.39     Superior
  1.40 -
   1.50     Outstanding & Exceptional

D.  UNIT/CORPORATE PERFORMANCE RATING

       1. UNIT RATING. Near the end of the Plan Year, each unit manager will submit to his or her superior, a Unit Achievement Summary, which outlines the performance of his or her respective unit during the Plan Year and relates directly to the annual program, the Company's long-range plans and other key operating objectives. This Unit Achievement Summary will be used, along with other information related to unit performance, in establishing a unit rating with a range of .0 (Unacceptable) to 1.80 (Outstanding and Exceptional).

       2. CORPORATE RATING. Within 90 days after the beginning of each Plan Year, the Committee shall establish, in writing, a rating schedule based upon the Company's growth in Earnings Per Share and the Company's Return on Capital for the Plan Year. Based on this schedule, the Committee will, at the end of each Plan Year, affirm the performance achieved and establish the corporate rating for the year.

       3. UNIT/CORPORATE WEIGHTINGS. The ratings established in 1. and 2. above shall be weighted based on job level according to the following guidelines:

                                                                             CORPORATE
                                                                              PORTION     UNIT PORTION
                                                                           -------------  ------------
Senior Corporate Officers                                                         100%        N/A
Operating General Managers and Corporate Staff Officers                            50%            50%
All Other Officers                                                                 25%            75%

    Within 90 days after the beginning of each Plan Year, individual participants will be notified of any change in the specific unit/corporate weighting that would apply for the Plan Year.

E.  REVIEW AND APPROVAL OF RATINGS
    All individual and unit ratings will be determined by the participant's manager and reviewed and approved by one additional level of management. In addition, the Chief Executive Officer shall review and approve all ratings prior to their submission to the Committee.

    The final ratings and incentive award amounts shall be reviewed and approved by the Committee which shall have full authority and discretion to set all final Base Cash Awards. The Base Cash Award for the Top Five Officers cannot exceed the amount calculated in accordance with the corporate rating schedule, the maximum earnings and the Target Incentive Percent established by the Committee at the beginning of the Plan Year. The Committee may reduce, but not increase, any Base Cash Award for the Top Five Officers.

    All awards under this Plan for corporate officers and that portion of the award related to corporate performance of all other participants (including amounts attributable to stock matching under Part III) shall be subject to the 1933 Shareholder Resolution on Profit Sharing, as amended (the "1933 Resolution"). All other awards, if any, under this Plan shall be considered ordinary bonuses under the terms and conditions of the 1933 Resolution.

                                    PART III
                           STOCK MATCHING PROVISIONS

A.  ALTERNATIVES FOR PARTICIPATION IN STOCK MATCHING
    Subject to the provisions set forth below (the "Stock Matching Provisions"), participants under age 55 are eligible to receive additional incentive compensation in the form of common stock of General Mills, Inc. ("Common Stock") contributed by the Company ("Stock Matching"), and participants age 55 or over may elect to receive all or a portion of their additional incentive compensation in the form of Stock Matching and/or an "Additional Cash Award."

        1. Participants under age 55 as of the last day of the Plan Year are eligible to participate in the Stock Matching Provisions of the Plan by depositing shares of Common Stock with a Fair Market Value equal to 25% of their Base Cash Award.

        2. Participants age 55 or over as of the last day of the Plan Year may elect full, partial, or no participation in the Stock Matching Provisions according to the following schedule:

                                                  FAIR MARKET
                                                   VALUE OF
                                                 SHARES TO BE
                                                DEPOSITED AS %       ADDITIONAL CASH
  LEVEL OF STOCK MATCHING PARTICIPATION       OF BASE CASH AWARD          AWARD
- - ------------------------------------------  -----------------------  ---------------
Full Participation                                       25%                   0%
                                                         15%                   6%
Partial Participation                                    10%                   9%
                                                          5%                  12%
No Participation in Stock Matching                        0%                  15%

        3. On or before the December 31 immediately preceding the end of the Plan Year, participants must notify the Company in writing of the applicable participation alternatives elected under the Stock Matching Provisions. Elections regarding Stock Matching participation are effective for the current Plan Year. Dividends may be paid to the participant or reinvested, at the election of the participant, under the Company's Automatic Dividend Reinvestment Plan.

        4. Notwithstanding the foregoing, in lieu of the award of Common Stock, the Committee may award units representing the right to receive Common Stock ("Restricted Stock Units"), or make other arrangements, not inconsistent with the intent of the Plan and subject to the limitations provided herein, as it may deem necessary or desirable to make available tax or other benefits of the laws of any foreign jurisdiction, to employees of the Company who are subject to such laws and who are selected to be participants.

        Each participant who receives Restricted Stock Units shall be eligible to receive, at the expiration of the applicable restricted period, one share of Common Stock for each Restricted Stock Unit awarded, and the Company shall issue to and register in the name of each such participant a certificate for that number of shares of Common Stock. Participants who receive

    Restricted Stock Units shall have no rights as stockholders with respect to such Restricted Stock Units until such time as share certificates for Common Stock are issued to the participants; provided, however, that quarterly during the applicable restricted period for all Restricted Stock Units awarded hereunder, the Company shall pay to each such participant an amount equal to the sum of all dividends and other distributions paid by the Company during the prior quarter on that equivalent number of shares of Common Stock.

B.  PARTICIPATION IN STOCK MATCHING

    1. The Company shall notify each participant who participates in the Stock Matching Provisions of the maximum number of shares of Common Stock which they are permitted to deposit under the Plan, and participants may choose to deposit all or any portion of the number of shares so permitted to be deposited (the "Original Deposit"). Participants can make their Original Deposit at any time after they receive their Base Cash Award, but participants must deposit such shares with the Company (the "Agent") no later than the December 1 immediately following the end of the Plan Year.

    2. Any participant who dies, retires on or after age 65, elects early retirement after age 55, or is permanently disabled and unable to work as determined by the Corporate Medical Director, either during a Plan Year or prior to the final date for depositing the Original Deposit shares for such Plan Year (December 1), shall not be eligible to participate in the Stock Matching Provisions, but instead, such participant, or the participant's legal representative, shall receive an Additional Cash Award for the Plan Year in an amount equal to twenty-five percent (25%) of any Base Cash Award paid or payable for that Plan Year.

C.  DISTRIBUTIONS AND WITHDRAWALS

       1. RESTRICTED STOCK. As soon as practical following the Original Deposit by a participant, the Company shall match these shares and deposit with the Agent for the participant's account one share of Common Stock for each share of the Original Deposit. The shares deposited by the Company shall vest and be delivered to the participant fifty percent (50%) after year three and fifty percent (50%) after year six, provided the participant's Original Deposit has been left on deposit through the three-year and six-year periods and all other provisions of the Plan have been met (the "Restricted Stock").

       2. TEMPORARY WITHDRAWAL FOR OPTION EXERCISE. A participant may temporarily withdraw all or a portion of the shares on deposit for all
    Plan Years (other than Restricted Stock) in order to exercise Company stock options, subject to an equal number of shares of Common Stock being promptly redeposited with the Agent after such exercise.

       3. MAXIMUM SHARES. Subject to the provisions in III.C.4. hereof, and subject to the limitations contained in the 1933 Resolution, the maximum value, at the time of the award, of the shares for which Restricted Stock may be granted under the Plan in respect of any fiscal year is one and one quarter percent (1.25%) of the earnings before taxes on income (excluding extraordinary items) of the Company for such fiscal year; provided, however, that in no event shall such maximum value be greater than two and one-half percent (2.5%) of the amount, if any, by which such earnings exceed ten percent (10%) of total stockholders' equity of the Company as of the beginning of such fiscal year.

       4. SHARE ADJUSTMENT. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common
    Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of the number of shares of Common Stock subject to outstanding restricted stock awards under the Plan, provided that the number of shares of Common Stock subject to any award denominated in Common Stock shall always be a whole number. In any such event the Committee may also make such adjustment, upward or downward, in the number of shares of Common Stock to be deposited by the participants as shall appropriately reflect the effect of such transactions.

       5. SHARE PRICE. The value of the shares of Common Stock which are required for deposit shall be equal to one hundred percent (100%) of the
    Fair Market Value of the shares as of the first business day of June of such year of deposit. "Fair Market Value," for purposes of the Plan, shall equal the mean of the high and low price of the Common Stock on the New York Stock Exchange on such date.

D.  DEFINITION OF PLAN YEAR
    For stock matching purposes, the Plan Year shall be defined as the period beginning June 1 and ending May 31 of the following year.

E.  VESTING AND DELIVERY OF RESTRICTED STOCK

       1. THREE-YEAR VESTING. The requirement for shares to be on deposit for three years shall be considered to have been fulfilled if such shares are left on deposit with the Agent until the first business day of June of the third year following the year of deposit for such Plan Year, on which date the three-year vesting shall occur (except as otherwise provided in Section F of Part III). Delivery of the shares will be made as soon as reasonably practicable after the end of the Plan Year.

       2. SIX-YEAR VESTING. The six-year vesting requirement shall be considered to have been fulfilled as of the first business day of June, three years after the third-year vesting and delivery for the Plan Year, provided the Original Deposit has been left on deposit with the Agent until the first business day of June of the sixth-year following the year of deposit for such Plan Year, on which date the six-year vesting shall occur (except as otherwise provided in Section F of Part III). Delivery of the shares will be made as soon as reasonably practicable after the end of the Plan Year.

F.  RESTRICTED STOCK VESTING AND DELIVERY UNDER SPECIAL CONDITIONS

       1.  NORMAL RETIREMENT, LATE RETIREMENT OR PERMANENT DISABILITY FOR
       WORK. Vesting and delivery of all Restricted Stock shall be made to a participant who retires on or after age 65 or who is permanently disabled and unable to work (as determined by the Corporate Medical Director) while a participant under the Plan.

       2. EARLY RETIREMENT. (a) A participant taking early retirement (after age 55) may elect to leave stock on deposit until the participant reaches age 65, or, if earlier, the fulfillment of the three-year and/or six-year vesting requirements of Section E. of Part III.

        (b) When the participant attains age 65, if the participant has left the original stock on deposit, all Restricted Stock shall vest and be delivered, unless such Restricted Stock shall have vested and have been delivered at an earlier date pursuant to Section E. of Part III.

        (c) In the event that the participant elects to withdraw the Original Deposit from the account prior to age 65, and before the three-year or six-year vesting dates, the participant shall vest in a proportionate number of shares of such Restricted Stock. Such proportionate vesting shall be the percentage of the three-year or six-year period, as the case may be, which has already expired.

       3. DEATH. The heirs or estate of any participant who dies before the three-year or six-year vesting shall vest in a proportionate number of shares of Restricted Stock. Such proportionate vesting shall be the pro-rata share, based on full months, of the three-year or six-year period, as the case may be, which has already expired.

       4. VOLUNTARY RESIGNATION. No participant in a Plan Year who resigns voluntarily (unless for the convenience of the Company) shall vest in
    Restricted Stock.

       5. CHANGE OF CONTROL. All Restricted Stock and Restricted Stock Units shall vest and be delivered to the participant if there is a Change of
    Control as provided in Part V.

G.  ASSIGNMENT OF PARTICIPANT'S ACCOUNTS
    Participants' interests in the Original Deposit or the Restricted Stock may not be sold, pledged, assigned or transferred in any manner, other than by will or the laws of descent and distribution, so long as such shares are held by the Agent, and any such sale, pledge, assignment or other transfer shall be null and void.

                                    PART IV
                  DEFERRAL OF PAYMENT OF CASH INCENTIVE AWARDS

    A participant may elect to defer all or a portion of a Base Cash Award and any additional cash award received (collectively "Cash Award") during each calendar year from and after January 1, 1982 in accordance with the terms and conditions of the General Mills, Inc. Deferred Compensation Plan.

    In order to defer all or a portion of the Cash Award for a particular calendar year, a participant must make a valid election by executing and filing a Deferral Election Form with the Company on or before the December 31 immediately preceding the end of the Plan Year. If a participant elects to defer all or a portion of the Cash Award for a particular year, the participant shall automatically become a participant in the General Mills, Inc. Deferred Compensation Plan, and any amounts so deferred shall be subject to the provisions of such plan.

                                     PART V
                              PLAN ADMINISTRATION

    This Plan shall be effective in each fiscal year of the Company and shall be administered by the Committee and the Committee shall have full authority to interpret the Plan. Such interpretations of the Committee shall be final and binding on all parties, including the participants, survivors of the participant, and the Company.

    The Committee shall have the authority to delegate the duties and responsibilities of administering the Plan, maintaining records, issuing such rules and regulations as it deems appropriate, and making the payments hereunder to such employees or agents of the Company as it deems proper, but only to the extent such delegation does not adversely affect the ability of the Plan to comply with the conditions for exemption from Section 16 of the Securities Exchange Act of 1934 (or any successor provisions).

    The Board, or if specifically delegated, its delegate, may amend, modify or terminate the Plan at any time, provided, however, that no such amendment, modification or termination shall adversely affect any accrued benefit under the Plan to which a participant, or the participant's beneficiary, is entitled prior to the date of such amendment or termination, unless the participant, or the participant's beneficiary, becomes entitled to an amount equal to the value of such benefit under another plan, program or practice adopted by the Company. Notwithstanding the above, no amendment, modification, or termination which would affect benefits accrued under this Plan prior to such amendment, modification or termination may occur after a Change of Control without the written consent of a majority of the participants determined as of the day before such Change of Control.

    A Change of Control shall mean the occurrence of any of the following events:

        (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

        (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (c) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business combination of the Outstanding Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

    Each participant shall deliver to the Company cash in an amount equal to all federal, state and local withholding taxes required to be collected by the Company in respect of the vesting of Restricted Stock, and until such payment is made, the Company may, in its discretion, retain all or a portion of the shares to be issued.

    Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, a participant may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares to be issued such number of shares as shall be sufficient to satisfy the withholding obligation.

    Neither any benefit payable hereunder nor the right to receive any future benefit under the Plan may be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Committee which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

    With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and the laws of the State of Minnesota.

                                                                      APPENDIX C

                              GENERAL MILLS, INC.
               1996 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

                                     PART I
                               GENERAL PROVISIONS

A.  PURPOSE
    The purpose of the General Mills, Inc. 1996 Compensation Plan for Non-Employee Directors (the "Plan") is to provide a compensation program which will attract and retain qualified individuals not employed by General Mills, Inc. or its subsidiaries (the "Company") to serve on the Board of Directors of the Company (the "Board") and to further align the interests of non-employee directors with those of the stockholders by providing that a portion of compensation will be linked directly to increases in stockholder value.

B.  EFFECTIVE DATE, DURATION OF PLAN AND TRANSITION RIGHTS
    This Plan shall become effective as of September 30, 1996, subject to the approval of the Plan by the stockholders. The Plan will terminate on September 30, 2001 or such earlier date as determined by the Board of Directors (the "Board") or the Compensation Committee of the Board (the "Committee"); provided that no such termination shall affect rights earned or accrued under the Plan prior to the date of termination.

    This Plan supersedes and replaces the General Mills, Inc. Compensation Plan for Non-Employee Directors, effective as of January 1, 1979 (the "1979 Plan"), the General Mills, Inc. Retirement Plan for Non-Employee Directors, effective as of April 28, 1986 (the "1986 Plan") and the General Mills Stock Plan for Non-Employee Directors, effective as of September 17, 1990 (the "1990 Plan"). Participant rights accrued as of September 30, 1996 under the 1979 Plan and the 1990 Plan shall remain in effect but no new rights or benefits shall accrue pursuant to such plans. The 1986 Plan was terminated in February 1996. Participants who have accrued rights under the 1986 Plan shall receive a one time grant of Restricted Stock Units ("RSU's") representing the right to receive shares of General Mills, Inc. Common Stock ($.10 per value) ("Common Stock") equal to the value as of September 30, 1996 of the participant's accrued benefit under the 1986 Plan. The value of each RSU shall be deemed equal to the mean of the high and low price of shares of Common Stock on the New York Exchange on September 30, 1996. Common Stock issued in respect of RSU's granted in lieu of accrued benefits under the 1986 Plan shall be distributed commencing on the director's retirement from the Board, on the date or dates elected by the director at least one year prior to the date of his or her retirement from the Board. In the absence of such an election, such Common Stock shall be issued in ten substantially equal annual installments on the January 1 of each year following the year in which the participant ceases to be a director. Each participant awarded RSU's shall receive, upon distribution, one share of Common Stock for each RSU awarded, and the Company shall issue to and register in the name of each such participant a certificate for that number of shares of Common Stock. RSU's may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed. Participants who receive RSU's shall have no rights as stockholders with respect to such RSU's until such time as share certificates for Common Stock are issued to the participants; provided, however, that quarterly, prior to the receipt of Common Stock in respect of the RSU's awarded hereunder, the Company shall pay to each such participant an amount equal to the sum of all dividends and other distributions paid by the Company during the prior quarter on an equivalent number of shares of Common Stock. Participants receiving RSU's pursuant to this provision shall be entitled to the same rights and protections as those provided participants receiving RSU's pursuant to Part III, Section B.1, in particular the rights and protections described herein at
Part III, Section B.3.c,d,e,f and g.

C.  PARTICIPATION
    Each member of the Board of Directors of the Company (the "Board") who is not an employee of the Company at the date compensation is earned or accrued shall be eligible to participate in the Plan.

D.  COMMON STOCK SUBJECT TO THE PLAN
    Common Stock to be issued under this Plan may be made available from the authorized but unissued Common Stock, shares of Common Stock held in the treasury, or Common Stock purchased on the open market or otherwise. Subject to the provisions of the next succeeding paragraph, the maximum aggregate number of shares authorized to be issued under the Plan shall be 250,000.

    In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock subject to the Plan, (ii) the number of shares of Common Stock subject to outstanding awards under the Plan, and (iii) the grant or exercise price with respect to any option and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; PROVIDED, that the number of shares of Common Stock subject to any option denominated in Common Stock shall always be a whole number.

                                    PART II
                        ANNUAL RETAINER AND MEETING FEES

A.  COMPENSATION STRUCTURE

    1. Each non-employee director shall be entitled to receive an annual retainer and meeting fees as shall be determined from time to time by the Board.

    2. Each non-employee director of the Company may elect by written notice to the Company on or before each annual stockholder meeting to participate in the compensation alternative provisions of the Plan. Any combination of the alternatives -- Cash, Deferred Cash and/or Common Stock -- may be elected, provided the aggregate of the alternatives elected equals one hundred percent of the non-employee director's compensation at the time of the election.

    3. The election shall remain in effect for a one-year period which shall begin the day of the annual stockholders' meeting and terminate the day before the succeeding annual stockholders meeting (hereinafter "Plan Year").

    4. The Plan Year shall include four plan quarters (hereinafter "Plan Quarters"). Plan Quarters shall correspond to the Company's fiscal quarters.

    5. A director elected to the Board at a time other than the annual stockholder meeting may elect, by written notice to the Company before such director's term begins, to participate in the compensation alternatives for the remainder of that Plan Year, and elections for succeeding years shall be on the same basis as other directors.

    6. As soon as possible after the end of each Plan Year, the Company shall supply to each participant an account statement of participation under the Plan.

B.  CASH ALTERNATIVE

    1. Each non-employee director who elects to participate under the cash compensation provision of the Plan shall be paid all or the specified percentage of his or her compensation for the Plan Year in cash, and such cash payment shall be made as of the end of each Plan Quarter.

    2. If a participant dies during a Plan Year, the balance of the amount due to the date of the participant's death shall be payable in full to such participant's designated beneficiary, or, if none, the estate as soon as practicable following the date of death.

C.  DEFERRED CASH ALTERNATIVE

    1. Each non-employee director may elect to have all or a specified percentage of his or her compensation for the Plan Year deferred until the participant ceases to be a director.

    2. For each director who has made this deferred cash election, the Company shall establish a deferred compensation account and shall credit such account at the end of each plan quarter for the compensation due. Interest shall be credited to each such account monthly based on the following rates as specified by the Committee from time to time:

        a. the rate of return as from time to time earned by the Fixed Income Fund of the Voluntary Investment Plan of General Mills, Inc. (VIP); or

        b. the rate of return as from time to time earned by the Equity Fund of the VIP; or

        c. any other rates of return of other funds or portfolios established under a qualified benefit plan maintained by the Company which the Minor Amendment Committee, or its delegate, in its discretion, may from time to time establish.

    3. Distribution of the participant's deferred compensation account shall be as follows:

        a. at the time, and in the form of payment, elected by the participant at the time of deferral; or

        b. in the absence of an election at the time of deferral, in ten substantially equal annual installments beginning on January 1 of each year following the year in which the participant ceases to be a director; or

        c. if a participant makes a written request before payments have commenced, and such request is approved by the Minor Amendment Committee, payments may be made in some other lesser number of substantially equal annual installments or in a single sum paid on a date prior to the otherwise scheduled payment commencement date.

    Each installment or lump sum payment shall also include interest on the outstanding account balance to the first of the month in which the distribution occurs.

    4. A participant may, at any time prior or subsequent to the commencement of benefit payments under this provision, elect in writing to have his or her form of payment of any or all deferred amounts due under this Plan changed to an immediate single sum distribution which shall be paid within one (1) business day of receipt by the Company of such request; provided that the amount of any such single sum distribution shall be reduced by an amount equal to the product of (X) the total single sum distribution otherwise payable (based on the value of the account as of the first day of the month in which the single sum amount is paid, adjusted by a pro-rata portion of the rate of return for the prior month in which the single sum is paid, determined by multiplying the actual rate of return for such prior month by a fraction, the numerator of which is the number of days in the month in which the request is received prior to the date of payment, and the denominator of which is the number of days in the month), and (Y) the rate set forth in Statistical Release H.15(519), or any successor publication, as published by the Board of Governors of the Federal Reserve System for one-year U.S. Treasury notes under the heading "Treasury Constant Maturities" for the first day of the calendar month in which the request for a single sum distribution is received by the Company.

    5. In the event of a severe financial hardship, a participant may apply to receive a distribution of his or her account earlier than initially elected. The Senior Vice President, Personnel will review the request and make a recommendation to the Minor Amendment Committee which, by majority action, shall either approve or deny the request. The determination made by the Committee will be final and binding on all parties. If the request is granted, the Committee will accelerate payments only to the extent reasonably necessary to alleviate the financial hardship.

    6. If a participant dies prior to payment in full of all amounts deferred under the Plan, the balance of the amount due shall be payable in full to the participant's designated beneficiary, or, if none, the estate, as soon as practicable following the date of death.

    7. Notwithstanding any other provision of this Plan to the contrary, the Committee, by majority approval, may, in its sole discretion, direct that payments be made before such payments are otherwise due if, for any reason (including, but not limited to, a change in the tax or revenue laws of the United States of America, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury or his or her delegate, or a decision by a court of competent jurisdiction involving a participant or beneficiary), it believes that a participant or beneficiary has recognized or will recognize income for federal income tax purposes with respect to amounts that are or will be payable to him under the Plan before they are paid to him. In making this determination, the Committee shall take into account the hardship that would be imposed on the participant or beneficiary by the payment of federal income taxes under such circumstances.

    8. The Company has established a Supplemental Benefits Trust with Norwest Bank Minnesota, N.A. as Trustee to hold assets of the Company under certain circumstances as a reserve for the discharge of the Company's obligations under the Plan and certain other plans of deferred compensation of the Company. In the event of a Change in Control as defined in Part IV hereinbelow, the Company shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all benefits payable under the Plan. Any participant of the Plan shall have the right to demand and secure specific performance of this provision. All assets held in the trust remain subject only to the claims of the Company's general creditors whose claims against the Company are not satisfied because of the Company's bankruptcy or insolvency (as those terms are defined in the Trust Agreement). No participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the participant and all rights created under the Trust, as under the Plan, are unsecured contractual claims of the participant against the Company.

D.  GMI COMMON STOCK ALTERNATIVE

    1. Each participant may elect to receive all or a specified percentage of his or her compensation in shares of Common Stock, which will be issued at the end of each Plan Quarter.

    2. The Company shall ensure that an adequate number of shares of Common Stock are available for distribution to those participants making this election.

    3. Only whole numbers of shares will be issued, with any fractional share amounts paid in cash.

    4. For purposes of computing the number of shares earned each Plan Quarter, the value of each share shall be equal to the mean of the high and low price of shares of Common Stock on the New York Stock Exchange on the third Business Day preceding the last day of each Plan Quarter. For the purposes of this Plan, "Business Day" shall mean a day on which the New York Stock Exchange is open for trading.

    5. If a participant dies during a Plan Year, the balance of the amount due to the date of the participant's death shall be payable in full to the participant's designated beneficiary, or, if none, to the participant's estate, in cash, as soon as practicable following the date of death.

                                    PART III
                               STOCK COMPENSATION
A.  NON-QUALIFIED STOCK OPTIONS

    1. GRANT OF OPTIONS. Each non-employee director on the effective date of the Plan (or, if first elected after the effective date of the Plan, on the date the non-employee director is first elected) shall be awarded an option (an "Option") to purchase 2,500 shares of Common Stock. As of the close of business on each successive annual stockholders' meeting date after the date of the original award, each non-employee director re-elected to the Board shall be granted an additional Option to purchase 2,500 shares of Common Stock. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

    2. OPTION EXERCISE PRICE. The per share price to be paid by the non-employee director at the time an Option is exercised shall be 100% of the Fair Market Value of the Common Stock on the date of grant. "Fair Market Value" shall equal the mean of the high and low price for the Common Stock on the New York Stock Exchange on the relevant date or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the Exchange was open for trading.

    3. TERM OF OPTION. Each Option shall expire ten (10) years from the date of grant.

    4. EXERCISE AND VESTING OF OPTION. Each Option will vest on the date of the annual stockholder's meeting next following the date the Option is granted. If, for any reason, a non-employee director ceases to serve on the Board prior to the date an Option vests, such Option shall be forfeited and all further rights of the non-employee director to or with respect to such Option shall terminate. If a participant should die while employed by the Company, any vested Option may be exercised by the person designated in such participant's last will and testament or, in the absence of such designation, by the participant's estate and any unvested options shall vest and become exercisable in a proportionate amount, based on the full months of service completed during the vesting period of the Option from the date of grant to the date of death.

    5. METHOD OF EXERCISE AND TAX OBLIGATIONS. Each notice of exercise shall be accompanied by the full purchase price of the shares being purchased. Such payment may be made in cash, check, shares of Common Stock valued using the Fair Market Value as of the exercise date or a combination thereof. The Company may also require payment of the amount of any federal, state or local withholding tax attributable to the exercise of an Option or the delivery of shares of Common Stock.

    6. NON-TRANSFERABILITY. An Option shall be non-assignable and non-transferable by a non-employee director other than by will or the laws of descent and distribution. A non-employee director shall forfeit any Option assigned or transferred, voluntarily or involuntarily, other than as permitted under this subsection.

B.  RESTRICTED STOCK AND RSU'S

    1. AWARDS. On the effective date of the Plan (or, if a non-employee director is first elected after the effective date of the Plan, on the date the non-employee director is first elected) and at the close of business on each successive annual stockholders' meeting date, each non-employee director may elect to receive either (i) an award of five hundred (500) shares of Restricted Stock subject to vesting and restricted as described in subsection 2 hereof (the "Restricted Stock") or (ii) an award of five hundred (500) RSU's, subject to vesting and restricted as provided in subsection 2 hereof and the receipt of which shall be deferred as provided in subsection 3 hereof. Only non-employee directors re-elected to the Board shall be entitled to a grant of Restricted Stock or RSU's awarded at the close of business on an annual meeting date after the date of the original grant to the non-employee director.

    2. VESTING OF AND RESTRICTIONS ON RESTRICTED STOCK AND RSU'S. A participant's interest in the Restricted Stock and RSU's shall vest on the date of the annual stockholders' meeting next following the date of the award of the Restricted Stock or RSU's (the "Restricted Period"). If, for any reason, a non-employee director ceases to serve on the Board prior to the date the non-employee director's interest in a grant of Restricted Stock or RSU's vests, such Restricted Stock and RSU's shall be forfeited and all further rights of the non-employee director to or with respect to such Restricted Stock or RSU's shall terminate. A participant who dies prior to the vesting of Restricted Stock or RSU's shall vest in a proportionate number of shares of Restricted Stock or RSUs, based on the full months of service completed during the vesting period of the Restricted Stock or RSU's from the date of grant to the date of death. Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed until the Restricted Period has expired and RSU's may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed until such time as share certificates for Common Stock are issued to the participants.

    3.  DISTRIBUTION OF RSU'S.

        a. Each participant electing the award of RSU's shall, on the date or dates of distribution elected by the participant, receive and have issued in his or her name one share of Common Stock for each RSU awarded and the related RSU's shall terminate. The date of distribution for such Common Stock shall be determined in accordance with subsection b hereof. Participants who receive RSU's shall have no rights as stockholders with respect to such RSU's until share certificates for Common Stock are issued to the participants; provided, however, that quarterly, prior to the receipt of Common Stock issued in connection with RSU's awarded hereunder, the Company shall pay to each such participant an amount equal to the sum of all dividends and other distributions paid by the Company during the prior quarter on an equivalent number of shares of Common Stock.

        b. Upon election to receive RSU's, the non-employee director shall by written notice to the Company elect to have his or her Common Stock issued in a single allotment or in substantially equal annual installments over a period not to exceed ten (10) years from January 1 following the year in which the participant ceases to be a director. Except as provided herein at subsections c,d,e,f or g, distributions of Common Stock in respect of RSU's may not be commenced until the participant ceases to be a director. In the absence of an election, Common Stock issued in respect of RSU's shall be distributed in ten substantially equal annual installments beginning on January 1 of each year following the year in which the participant ceases to be a director.

        c. If a participant makes a written request before distributions have commenced, and the Minor Amendment Committee in its sole and complete discretion determines that compliance with such request is in the best interest of the Company, distributions of Common Stock may be made in some other lesser number of substantially equal annual installments or in a single distribution made on a date prior to the otherwise scheduled commencement date.

        d. A participant may, at any time prior or subsequent to the issuance of Common Stock in respect of RSU's, elect in writing to have his or her method of distribution changed to an immediate single sum distribution of some or all of the Common Stock to be distributed in respect of RSU's which Common Stock shall be distributed within three (3) business days of receipt by the Company of such request; provided that the number of shares of Common Stock to be issued shall be reduced by the number of shares the value of which will equal to the product of (X) the number of shares of Common Stock requested to be distributed, (Y) the mean of the high and low price of shares of Common Stock on the New York Stock Exchange on the date of the request or, if the date of the request is not a Business Day (as defined herein at Part II, Section D.4), on the Business Day preceding the date of the request, and (Z) the rate set forth in Statistical Release H.15(519), or any successor publication, as published by the Board of Governors of the Federal Reserve System for one-year U.S. Treasury notes under the heading "Treasury Constant Maturities" for the first day of the calendar month in which the request for a single sum distribution is received by the Company. Only whole numbers of shares will be issued, with any fractional share amounts paid in cash.

        e. In the event of a severe financial hardship, a participant may apply to receive a distribution of Common Stock in respect of RSU's earlier than initially elected. The Senior Vice President, Personnel will review the request and make a recommendation to the Minor Amendment Committee which, by majority action, shall either approve or deny the request. The determination made by the Committee will be final and binding on all parties. If the request is granted, the Committee will accelerate payments only to the extent reasonably necessary to alleviate the financial hardship.

        f. If a participant dies prior to the issuance of Common Stock in respect of vested RSU's awarded under the Plan, the balance of the Common Stock to be issued in respect of such RSU's shall be distributed in full to the participant's designated beneficiary, or, if none, the estate, as soon as possible following the date of death.

        g. Nothwithstanding any other provision of this Plan to the contrary, the Committee, by majority approval, may, in its sole discretion, direct that payments be made before such payments are otherwise due if, for any reason (including, but not limited to, a change in the tax or revenue laws of the United States of America, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury or his or her delegate, or a decision by a court of competent jurisdiction involving a participant or beneficiary), it believes that a participant or beneficiary has recognized or will recognize income for federal income tax purposes with respect to RSU's that have been awarded under the Plan. In making this determination, the Committee shall take into account the hardship that would be imposed on the participant or beneficiary by the payment of federal income taxes under such circumstances.

    4. OTHER TERMS AND CONDITIONS. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of stock certificates, and may be held in escrow. Each participant granted Restricted Stock shall have all rights as a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. The Company may require payment of the amount of any federal, state or local withholding tax attributable to the constructive or actual delivery of shares of Common Stock pursuant to the terms of this Agreement.

C.  CHANGE OF CONTROL
    Stock Options granted under the Plan will become immediately exercisable, restrictions on the Restricted Stock will lapse and Common Stock to be issued in respect of RSU's will be immediately distributed upon the occurrence of a "Change of Control" as defined in Part IV hereinbelow.

                                    PART IV
                                 ADMINISTRATION

    The Plan shall be administered by the Compensation Committee (hereinafter the "Committee") of the Board of Directors of the Company. The Committee shall have full power to interpret the Plan, formulate additional details and regulations for carrying out the Plan and amend or modify the Plan as from time to time it deems proper and in the best interests of the Company, provided that after a "Change in Control" no amendment, modification of or action to terminate the Plan may be made which would affect compensation earned or accrued prior to such amendment, modification or termination without the written consent of a majority of participants determined as of the day before a "Change in Control." Any decision or interpretation adopted by the Committee shall be final and conclusive. A "Change of Control" means:

        1. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (3) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

        2. Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        3. The approval by the shareholders of the Company of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business combination of the Outstanding Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        4. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                                     PART V
                             ADDITIONAL PROVISIONS

A.  GOVERNING LAW
    The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

B.  NOTICES
    Unless otherwise notified, all notices under this Plan shall be sent in writing to the Company, attention Corporate Compensation, P.O. Box 1113, Minneapolis, Minnesota 55440. All correspondence to the participants shall be sent to the address which is their recorded address as listed on the election forms.

Effective as of September 30, 1996

                         NOTICE OF 1996 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                              GENERAL MILLS, INC.


                                                        General Mills, Inc.
[LOGO]                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                               PROXY
                                                                                                                                1996

The undersigned hereby appoints S.W. Sanger and C. W. Gaillard, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders to be held on
September 30, 1996 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.  The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.


THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 THROUGH 5

     1.   Election of Directors
          R.M. Bressler; L.D. DeSimone; W.T. Esrey; C.W. Gaillard; J.R. Hope; K.A. Macke; M.D. Rose; S.W. Sanger; A.M. Spence; D.A.
          Terrell; R. G. Viault; C.A. Wurtele

          / /  FOR all listed nominees       / /  WITHHOLD AUTHORITY to vote for all listed nominees
          / /  LISTED NOMINEES except the following:  (Instruction:  To withhold authority to vote for any individual nominee, write the name of such nominee(s) on the line below.)


     2.   Approval of appointment of KPMG Peat Marwick as independent auditors
          / /  FOR       / /  AGAINST        / /  ABSTAIN


     3.   Approval of General Mills, Inc. Stock Option and Long-Term Incentive Plan of 1993, as amended
          / /  FOR       / /  AGAINST        / /  ABSTAIN


     4.   Approval of General Mills, Inc. Executive Incentive Plan, as amended
          / /  FOR       / /  AGAINST        / /  ABSTAIN


     5.   Approval of General Mills, Inc. 1996 Compensation Plan for Non-Employee Directors
          / /  FOR       / /  AGAINST        / /  ABSTAIN


THE DIRECTORS RECOMMEND A VOTE "AGAINST" ITEM 6

     6.   Stockholder proposal concerning cumulative voting
          / /  FOR       / /  AGAINST        / /  ABSTAIN


This proxy will be voted as directed.  If no direction is made, it will be voted "FOR" Items 1 through 5 and "AGAINST" Item 6.


PLEASE SIGN exactly as name appears above.                                                    Dated: _________________________, 1996
Joint owners should each sign.  Executors,
administrators, trustees, etc. should so                                                      --------------------------------------
indicate when signing.  If signer is a                                                        Signature(s) of Stockholder(s)
corporation, please sign full name by duly
authorized officer.                                                                           --------------------------------------
                                                                                              Signature if held jointly